Filed pursuant to Rule 497(b)
File No. 333-210770

2,500,000 Shares
BlackRock Health Sciences Trust
Common Shares
________________________

PART I
INFORMATION ABOUT BLACKROCK HEALTH SCIENCES TRUST

Item 1. Outside Front Cover

1.a.	The registrant’s name is BlackRock Health Sciences Trust (the “Fund”).

1.b.
The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.  The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.  The Fund seeks to achieve this objective by investing primarily in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry.  There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry.  Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies.  Equity derivatives in which the Fund invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries.  This non-fundamental investment policy may be changed by the Fund’s Board of Trustees (the “Board,” and each member, a “Trustee”) without prior shareholder approval; however, the Fund will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy, unless such change was previously approved by shareholders.

The Fund utilizes an option writing (selling) strategy to enhance dividend yield.

1.c.	The Fund is offering up to 2,500,000 common shares. As of the date of this Prospectus, there remain 1,534,488 common shares that may be sold pursuant to this Prospectus.

1.d.
This Prospectus concisely provides information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund and materials incorporated by reference have been filed with the Securities and Exchange Commission (the “SEC”) and are available upon either written or oral request, free of charge, by calling 1-800-882-0052, by writing to the Fund, or may be found on the SEC’s website at www.sec.gov. You may also request a copy of this Prospectus, annual and semi-annual reports, other information about the Fund, and/or make investor inquiries by calling 1-800-882-0052, or by writing to the Fund.  The Fund’s annual and semi-annual reports are also available on the Fund’s website www.blackrock.com free of charge.  This reference and any other reference to BlackRock’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this Prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

1.e.	This Prospectus is dated April 27, 2018.

1.f.	Not applicable.

1.g.
The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “BME.” Sales of the Fund’s common shares, if any, under this Prospectus may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), which currently would only include sales made directly on the NYSE.  The minimum price on any day at which Fund common shares may be sold will not be less than the current net asset value (“NAV”) per share plus the per share amount of the commission to be paid to the Fund’s distributor (the “Minimum Price”), BlackRock Investments, LLC (the “Distributor”).  The Fund and the Distributor will determine whether any sales of the Fund’s common shares will be authorized on a particular day; the Fund and the Distributor, however, will not authorize sales of the Fund’s common shares if the per share price of the shares is less than the Minimum Price. The Fund and the Distributor may also not authorize sales of the Fund’s common shares on a particular day even if the per share price of the shares is equal to or greater than the Minimum Price, or may only authorize a fixed number of shares to be sold on any particular day. The Fund and the Distributor will have full discretion regarding whether sales of Fund common shares will be authorized on a particular day and, if so, in what amounts. As of April 26, 2018, the last reported sale price for the Fund’s common shares on the NYSE was $35.18 per share.

The Distributor has entered into a sub-placement agent agreement, as amended and supplemented (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (the “Sub-Placement Agent”) with respect to the Fund relating to the common shares offered by this Prospectus.  In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer and sell its common shares from time to time through the Sub-Placement Agent as sub-placement agent for the offer and sale of its common shares.  The Fund will compensate the Distributor with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of the Fund’s common shares.  Out of this commission, the Distributor will compensate broker-dealers at a rate of up to 0.80% of the gross sales proceeds of the sale of the Fund’s common shares sold by that broker-dealer.

1.h.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1.i.
The Fund’s common shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its common shares will trade at a premium or discount to NAV in the future. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common shares (calculated within 48 hours of pricing). The Fund’s issuance of common shares may have an adverse effect on prices for the Fund’s common shares in the secondary market by increasing the number of common shares available in the market, which may put downward pressure on the market price for the Fund’s common shares. Common shares of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

1.j.
Investing in the Fund’s common shares involves certain risks that are described in Item 8.3 beginning on page I-19 of Part I of this Prospectus, and under Item 8 in Part II of this Prospectus under “Risk Factors,” beginning on page II-26 of Part II. Certain of these risks are summarized in Item 3.2 beginning on page I-8 of Part I of this Prospectus.

1.k.	Not applicable.

2.	Not applicable.

Item 2. Cover Pages; Other Offering Information

1.	Exchange listing: see Item 1.g.

2.	Not applicable.

3.	Not applicable.

Item 3. Fee Table and Synopsis

1.	Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)	1.00%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	0.04%(2)
Dividend reinvestment plan fees	$0.02 per share for open-market purchases of common shares(3)

Percentage of net assets attributable to common shares
Annual Expenses
Management Fees(4)	1.00%
Acquired Fund Fees and Expenses(5)	0.01%
Other Expenses(6)	0.12%
Total Annual Fund Operating Expenses(7)	1.13%
Fee Waivers and/or Expense Reimbursements(8)	--

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.13%
______________
(1)
Represents the estimated commission with respect to the Fund’s common shares being sold in this offering. There is no guarantee that there will be any sales of the Fund’s common shares pursuant to this Prospectus. Actual sales of the Fund’s common shares under this Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Fund’s common shares at the time of any such sale.

(2)
Based on a sales price per share of $35.18, which represents the last reported sales price per share of the Fund’s common shares on the NYSE on April 26, 2018. Assumes all of the shares of common stock being offered by this Prospectus are sold. Represents the initial offering costs incurred by the Funds in connection with this offering, which are estimated to be $130,759. Initial offering costs generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this Prospectus), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the Prospectus and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the offering.

(3)
The Reinvestment Plan Agent’s (as defined under “Item 10—Dividend Reinvestment Plan” in Part II) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $0.02 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(4)
The Fund currently pays BlackRock Advisors, LLC, its investment adviser, a contractual management fee at an annual rate of 1.00% based on the Fund’s average weekly net assets.  The Fund does not currently borrow for investment purposes and has no present intention of borrowing for investment purposes.

(5)	Represents fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, and are estimated based on the fiscal year ended December 31, 2017.

(6)	Actual amount based on the fiscal year ended December 31, 2017.

(7)
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

(8)
On December 2, 2016, the Fund and BlackRock Advisors, LLC (the “Advisor”) entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed, effective December 2, 2016, to waive the management fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual advisory fee. The Fee Waiver Agreement is in effect until June 30, 2019 and may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Fund (including by a majority of the Fund’s Independent Trustees (defined below)). The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees of the Fund or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

The purpose of the foregoing table and the example below is to help you understand all fees and expenses that you, as a holder of common shares of the Fund, bear directly or indirectly.  The foregoing table should not be considered a representation of the Fund’s future expenses.  Actual future expenses may be greater or less than shown.  Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Fund.

The following example illustrates the expenses (including the sales load of $10 and offering costs of $0.40) that you would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.13% of net assets attributable to common shares in years 1 through 10, and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$22	$46	$72	$146

The example should not be considered a representation of future expenses. The example assumes that the “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Capitalization

The Fund may offer and sell up to 2,500,000 common shares, $0.001 par value per share, from time to time through the Sub-Placement Agent as sub-placement agent under this Prospectus. As of the date of this Prospectus, there remain 1,534,488 common shares that may be sold pursuant to this Prospectus. There is no guarantee that there will be any sales of the Fund’s common shares pursuant to this Prospectus.The table below assumes that the Fund will sell the remaining 1,534,488 common shares at a price of $35.18 per share (which represents the last reported sales price per share of the Fund’s common shares on the NYSE on April 26, 2018).  Actual sales, if any, of the Fund’s common shares under this Prospectus may be greater or less than $35.18 per share, depending on the market price of the Fund’s common shares at the time of any such sale and/or the Fund’s NAV for purposes of calculating the Minimum Price. The Fund and the Distributor will determine whether any sales of the Fund’s common shares will be authorized on a particular day; the Fund and the Distributor, however, will not authorize sales of the Fund’s common shares if the per share price of the shares is less than the Minimum Price. The Fund and the Distributor may also not authorize sales of the Fund’s common shares on a particular day even if the per share price of the shares is equal to or greater than the Minimum Price, or may only authorize a fixed number of shares to be sold on any particular day. The Fund and the Distributor will have full discretion regarding whether sales of Fund common shares will be authorized on a particular day and, if so, in what amounts.

The following table sets forth the Fund’s capitalization (1) on a historical basis as of December 31, 2017 (audited); and (2) on a pro forma basis to reflect the assumed sale of the remaining 1,534,488 common shares at $35.18 per share, in an offering under this Prospectus, after deducting the assumed commission of $539,833 (representing an estimated commission to the Distributor of 1.00% of the gross proceeds of the sale of Fund common shares, out of which the Distributor will compensate broker-dealers at a rate of up to 0.80% of the gross sales proceeds of the sale of the Fund’s common shares sold by that broker-dealer).

	As of December 31, 2017 (audited)	As Adjusted for this Offering (unaudited)
Common shares outstanding, $0.001 par value per share	9,297,560	10,832,048
Paid-in capital	$231,916,571	$285,360,026(1)
Undistributed net investment income	$(61,330)	$(61,330)
Accumulated net realized loss	$(3,495,689)	$(3,495,689)
Net unrealized appreciation (depreciation)	$103,498,845	$103,498,845
Net Assets	$331,858,397	$385,301,852
Net asset value per share	$35.69	$35.57

(1)	Increase in paid-in capital is based on April 26, 2018 market price.

2.
A summary of this Prospectus is set forth below.  This is only a summary of certain information contained in this Prospectus relating to the Fund. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this Prospectus.

The Fund	BlackRock Health Sciences Trust is registered under the 1940 Act, as a diversified, closed-end management investment company and has been operational since 2005.

The Offering
The Fund is offering up to 2,500,000 common shares in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, which currently would only include sales made directly on the NYSE. As of the date of this Prospectus, there remain 1,534,488 common shares that may be sold pursuant to this Prospectus. The minimum price on any day at which Fund common shares may be sold will not be less than the current NAV per share plus the per share amount of the commission to be paid to the Distributor.  The Fund and the Distributor will determine whether any sales of the Fund’s common shares will be authorized on a particular day; the Fund and the Distributor, however, will not authorize sales of the Fund’s common shares if the per share price of the shares is less than the Minimum Price. The Fund and the Distributor may also not authorize sales of the Fund’s common shares on a particular day even if the per share price of the shares is equal to or greater than the Minimum Price, or may only authorize a fixed number of shares to be sold on any particular day. The Fund and the Distributor will have full discretion regarding whether sales of Fund common shares will be authorized on a particular day and, if so, in what amounts. As of April 26, 2018, the last reported sale price for the Fund’s common shares on the NYSE was $35.18 per share.

The Distributor has entered into the Sub-Placement Agent Agreement with the Sub-Placement Agent with respect to the Fund relating to the common shares offered by this Prospectus.  In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer and sell its common shares from time to time through the Sub-Placement Agent as sub-placement agent for the offer and sale of its common shares.  The Fund will compensate the Distributor with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of the Fund’s common shares.  Out of this commission, the Distributor will compensate broker-dealers at a rate of up to 0.80% of the gross sales proceeds of the sale of the Fund’s common shares sold by that broker-dealer.

The Fund’s common shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its common shares will trade at a premium or discount to NAV in the future. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common shares (calculated within 48 hours of pricing). The Fund’s issuance of common shares may have an adverse effect on prices for the Fund’s common shares in the secondary market by increasing the number of common shares available in the market, which may put downward pressure on the market price for the Fund’s common shares. Common shares of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investment Objective
The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund’s investment objective may be changed by the Board without prior shareholder approval.

Investment Strategy
BlackRock Advisors, LLC is the Fund’s investment adviser.

The Advisor believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on the various sub-sectors within the health sciences industry. Within this framework, the Advisor identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences industry as a whole. The Advisor evaluates health sciences sub-sectors (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.).

Selection of sub-sectors within the health sciences industry is a result of both the Advisor’s sub-sector analysis, as well as the Advisor’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-sector of the health sciences industry. The Advisor seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Advisor believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.

The Advisor intends to utilize option strategies that consist of writing (selling) covered call options on a portion of the common stocks in the Fund, as well as other option strategies such as writing covered puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to maximize both current income and capital appreciation.

Investment Policies
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry.  Equity derivatives in which the Fund invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries.

Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Fund may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Adviser determines, in its discretion, whether a company is engaged in the health sciences and related industries.

While the Fund will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Fund will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Fund generally will invest in companies included in the Russell 3000® Index (which had an average capitalization of approximately $166 billion and a median capitalization of approximately $1.745 billion as of March 31, 2018), the Fund may invest in equity securities of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell 3000® Index.

Equity securities in which the Fund anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in real estate investment trusts that own hospitals.

As part of its strategy, the Fund employs an option strategy of writing (selling) covered (as described under Item 8 in Part II) call and put options on individual common stocks. In addition to its covered call and put strategy, the Fund may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on indices of health sciences securities. The Fund seeks to produce current income and gains generated from option writing premiums.

The Fund generally intends to write covered (as described under Item 8 in Part II) call and put options with respect to approximately 30% to 50% of its total assets, although this percentage may vary from time to time with market conditions. In connection with its option writing strategy, the Fund will not write “naked” or uncovered put or call options, other than those that are “covered” by the segregation or earmarking of liquid assets or other methods as described under Item 8 in Part II.

The Fund may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry.  The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

The Fund reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

In addition to the option strategies discussed above, the Fund may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return.  See Item 8 in Part I and Part II.

The Fund may also lend securities and engage in short sales of securities.

For a discussion of risk factors that may affect the Fund’s ability to achieve its investment objective, see “Risk Factors” under Item 8 in Part II.

Leverage
The Fund does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.

See “Leverage” under Item 8 in Part II and the discussion of the Fund’s capital structure under Item 10 in Part II.

If the Fund were to utilize leverage, however, the use of leverage would be subject to numerous risks.  When leverage is employed, the Fund’s NAV and market price of the Fund’s common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, would cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its common shares. The Fund cannot assure you that the use of leverage would result in a higher yield on the common shares.

Any leveraging strategy that the Fund may employ in the future may not be successful. See “Risk Factors—Leverage Risk” under Item 8 in Part II.

Investment Advisor	BlackRock Advisors, LLC is the Fund’s investment adviser. The Advisor receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average weekly net assets.

Distributions
The Fund, acting pursuant to an SEC exemptive order and with the approval of the Board, has adopted a plan (the “Distribution Plan”), consistent with its investment objective and policies to support a level distribution of income, capital gains and/or return of capital. The Fund intends to make fixed monthly cash distributions pursuant to the Distribution Plan.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800) 699-1236. See “Dividend Reinvestment Plan” under Item 10 in Part II.

The Board may amend, suspend or terminate the Fund’s Distribution Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders.

See Item 10.1 in Part I and “Distributions” under Item 10 in Part II.

Listing	The Fund’s common shares are listed on the NYSE under the symbol “BME.”

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Fund’s custodian, and Computershare Trust Company, N.A. serves as the Fund’s transfer agent.

Administrator	State Street Bank and Trust Company serves as the Fund’s administrator and fund accountant.

Market Price of Shares
Common shares of closed-end investment companies frequently trade at prices lower than their NAV. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. The Fund’s common shares trade in the open market at market prices that are a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection for portfolio securities, portfolio credit quality, liquidity, dividend stability, relative demand for and supply of the common shares in the market, general market and economic conditions and other factors.  The Fund’s common shares are designed primarily for long-term investors and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase. The issuance of additional common shares pursuant to this Prospectus may also have an adverse effect on prices for the Fund’s common shares in the secondary market by increasing the supply of common shares available for sale.

Special Risk Considerations
An investment in the Fund’s common shares involves risk. You should consider carefully the risks identified below, which are described in detail under “Risk Factors” beginning on page I-19 of Part I and beginning on page II-26 of Part II of this Prospectus.

Principal risks of investing in the Fund include:

•      Industry Concentration Risk.  The Fund’s investments will be concentrated in the health sciences and related industries. As a result, the Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries.

•      Offering Risk.  To the extent that Fund shares do not trade at a premium, the Fund may be unable to issue additional shares pursuant to the offering described in this Prospectus, and may incur costs associated with setting up and maintaining an “at the market” program without the potential benefits.  The offering described in this Prospectus also entails potential risks to existing common shareholders because increasing the amount of common shares outstanding may adversely affect the prices for the Fund’s common shares in the secondary market, dilute the voting power of already outstanding common shares, and if the Fund is unable to invest the proceeds of any offering in a timely manner in assets with a yield at least equal to that of the current portfolio, the Fund’s earnings per share may decrease.

•      Equity Securities Risk.  Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

•      Dividend Paying Equity Securities Risk.  The prices of dividend producing equity securities can be highly volatile.  There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.  In addition, dividend producing equity securities may exhibit greater sensitivity to interest rate changes and are subject to the same interest rate risks as fixed-income securities.

•      Interest Rate Risk.  Interest rate risk is the risk that prices of bonds, other fixed-income securities and dividend-paying equities will increase as interest rates fall and decrease as interest rates rise.  The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this Prospectus.  The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

•      Risks Associated with the Fund’s Options Strategy.  Risks that may adversely affect the ability of the Fund to successfully implement its options strategy include the following: risks associated with options on securities generally, risks of writing options, exchange-listed options risk, over-the-counter options risk, index options risk, limitations on options writings risk and tax risk.

3.	Not applicable.

Item 4. Financial Highlights

1.
The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the Fund’s financial statements. It should be read in conjunction with the Fund’s financial statements and notes thereto, which are incorporated by reference into this Prospectus. The following information with respect to the fiscal year ended December 31, 2017, December 31, 2016, December 31, 2015, the period November 1, 2014 to December 31, 2014 and the fiscal years ended October 31, 2014 and October 31, 2013 has been audited by Deloitte & Touche LLP, independent registered public accountants, whose report thereon is incorporated by reference into this Prospectus.  See Item 24.

	Year Ended December 31,					Period November 1, 2014 to December 31,		Year Ended October 31,
	2017		2016		2015	2014		2014		2013	2012	2011	2010	2009	2008
Per Share Operating Performance

Net asset value, beginning of period	$31.30		$36.19		$38.61	$40.22		$34.92		$28.34	$26.65	$27.19	$25.37	$23.66	$30.33
Net investment income (loss)(a)	0.02		0.02		(0.06)	(0.01)		(0.00	)(b)	0.12	0.08	(0.01)	0.02	0.10	0.10
Net realized and unrealized gain (loss)	6.77		(1.91)		4.34	1.10		9.14		8.85	4.11	1.71	3.34	3.32	(4.70)
Net increase (decrease) from investment operations	6.79		(1.89)		4.28	1.09		9.14		8.97	4.19	1.70	3.36	3.42	(4.60)
Distributions from:(c)
Net investment income	(0.04)		(0.03)		(0.63)	(0.01)		(0.10)		(0.06)	(0.09)	---	(0.02)	(0.13)	(0.09)
Net realized gain	(2.11)		(2.97)		(6.07)	(2.69)		(3.74)		(2.33)	(2.41)	(2.24)	(1.52)	(1.01)	(1.98)
Return of capital	(0.25)		---		---	---		---		---	---	---	---	(0.57)	---
Total distributions	(2.40)		(3.00)		(6.70)	(2.70)		(3.84)		(2.39)	(2.50)	(2.24)	(1.54)	(1.71)	(2.07)
Net asset value, end of period	$35.69		$31.30		$36.19	$38.61		$40.22		$34.92	$28.34	$26.65	$27.19	$25.37	$23.66
Market price, end of period	$36.50		$31.75		$39.35	$42.70		$41.37		$33.56	$27.86	$25.81	$27.14	$22.61	$21.62
Total Return(d)
Based on net asset value	22.17%		(5.36)%		10.70%	2.38	%(e)	28.00%		33.37%	16.42%	6.43%	13.69%	16.31%	(15.55)%
Based on market price	23.17%		(11.71)%		8.87%	10.07	%(e)	36.99%		30.38%	18.17%	3.26%	27.33%	13.44%	(13.47)%
Ratios to Average Net Assets
Total expenses	1.12	%(f)	1.15	%(g)	1.13%	1.16	%(h)	1.11%		1.12%	1.13%	1.14%	1.15%	1.15%	1.13%
Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.12	%(f)	1.14%		1.12%	1.11	%(h)	1.11%		1.12%	1.13%	1.13%	1.15%	1.15%	1.13%
Net investment income (loss)	0.06	%(f)	0.07%		(0.14%)	(0.10	)%(h)	(0.01)%		0.38%	0.29%	(0.02)%	0.09%	0.37%	0.20%
Supplemental Data
Net assets, end of period (000)	$331,858		$270,693		$297,530	$303,103		$313,933		$270,161	$218,377	$202,675	$206,392	$192,602	$179,642
Portfolio turnover	38%		59%		68%	6%		74%		155%	209%	226%	239%	167%	121%

(a)	Based on average shares outstanding.

(b)	Amount is greater than $(0.005) per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)	Offering costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

(h)	Annualized.

See Notes to Financial Statements.

2.	Not applicable.

3.	Not applicable.

Item 5. Plan of Distribution

1.
The Distributor has agreed to underwrite up to 2,500,000 Fund common shares on a reasonable efforts basis. As of the date of this Prospectus there remain 1,534,488 common shares that may be sold pursuant to this Prospectus. See Item 5 in Part II for additional information regarding the Distributor.

2.
The Fund’s common shares will only be sold on such days as shall be agreed to by the Fund and the Distributor.  The Fund’s common shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to the Minimum Price.  See Item 1.1.g., above.

3.
The sum of all compensation paid to FINRA members in connection with this public offering of common shares, including the sales commission paid to or retained by the Distributor and amounts paid to or retained by participating broker-dealers, will not exceed, in the aggregate, 1.00% of the total public offering price of the common shares sold in this offering.  See Item 1.1g., above, and Item 5 in Part II.

4.	See Item 5 in Part II.

5.	Not applicable.

6.	See Item 5 in Part II.

7.	Not applicable.

8.	Not applicable.

9.	Not applicable.

10.	See Item 5 in Part II.

Item 6. Selling Shareholders

Not applicable.

Item 7. Use of Proceeds

The net proceeds from the issuance of common shares hereunder will be invested in accordance with the Fund’s investment objective and policies as set forth in this Prospectus.  It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objective and policies within three months from the date on which the proceeds from an offering are received by the Fund.  Such investments may be delayed if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments.  Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments.

Item 8. Description of the Fund

1.
The Fund was organized as a Delaware statutory trust on January 19, 2005, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware, and commenced operations on March 31, 2005. The Fund is registered under the 1940 Act as a diversified, closed-end management investment company.  The Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

2.	Investment objective and Principal Investment Policies:

Investment Objective.  The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry.  Equity derivatives in which the Fund invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries.

There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund’s investment objective may be changed by the Board without prior shareholder approval; however, the Fund will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry unless it provides shareholders with notice at least 60 days prior to changing this non-fundamental policy, or unless such change was previously approved by shareholders.

Health Sciences Industry.  Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Fund may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Adviser determines, in its discretion, whether a company is engaged in the health sciences and related industries.

While the Fund will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Fund will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Fund generally will invest in companies included in the Russell 3000® Index (which had an average capitalization of approximately $166 billion and a median capitalization of approximately $1.745 billion as of March 31, 2018), the Fund may invest in equity securities of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell 3000® Index.

Options Writing Strategy .  As part of its investment strategy, the Fund employs an option strategy of writing (selling) covered (as described under Item 8 in Part II) call options on common stocks in its portfolio, writing covered put options and, to a lesser extent, writing call and put options on indices of health sciences securities. The Fund seeks to produce current income and gains generated from option writing premiums. The Fund generally intends to write covered (as described under Item 8 in Part II) call and put options with respect to approximately 30% to 50% of its total assets, although this percentage may vary from time to time with market conditions.

Equity Securities.  The Fund invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depository receipts, of issuers engaged in the health sciences or related industries and equity interests in real estate investment trusts (“REITs”) that own hospitals. The Fund may invest in companies of any size market-capitalization.

Preferred Securities.  The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer.  The types of preferred securities in which the Fund may invest include trust preferred securities.

Convertible Securities.  The Fund may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

Warrants to Purchase.  The Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.

REITs. The Fund may invest in equity interests of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings).

Non-U.S. Securities.  The Fund may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

Other Investments. The Fund may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry. Fixed income securities in which the Fund may invest include bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities and U.S. Government and agency securities.  The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

High Yield Securities (“Junk Bonds”). The Fund reserves the right to invest up to 10% of its total assets in securities rated, at the time of investment, below investment grade quality, such as those rated “Ba” or below by Moody’s Investor’s Service, Inc. (“Moody’s”) and “BB” or below by Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or securities comparably rated by other rating agencies or in securities determined by the Advisor to be of comparable quality. Such securities commonly are referred to as “high yield” or “junk” bonds.

Registered Investment Companies.  The Fund may invest in registered investment companies in accordance with the 1940 Act. The 1940 Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.

Strategic Transactions.  In addition to the option strategies discussed above, the Fund may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return. The Fund may use a variety of other investment management techniques and instruments.  The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

Futures Contracts and Options on Futures Contracts as Strategic Transactions. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of securities, aggregates of securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund may engage in such transactions for bona fide hedging, risk management and other appropriate portfolio management purposes.

The Fund may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management unless it does so consistent with the rules of the Commodities Futures Trading Commission (the “CFTC”).

The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC Options”).

The Fund intends to enter into options and futures transactions only with banks or dealers the Advisor believes to be creditworthy at the time they enter into such transactions.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Calls on Securities, Indices and Futures Contracts as Strategic Transactions. In order to enhance income or reduce fluctuations in NAV, the Fund may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and on the over-the-counter markets. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable earmarking and coverage requirements).

Puts on Securities, Indices and Futures Contracts as Strategic Transactions. As with calls, the Fund may purchase put options  on securities (whether or not it holds such securities in its portfolio), indices or future contracts. For the same purposes, the Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by designating cash or liquid assets on its books and records having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.

Interest Rate Transactions. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.

The Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own.  The Fund will only enter into interest rate swap, cap or floor transactions with counterparties the Advisor believes to be creditworthy at the time they enter into such transactions.

Credit Default Swap Agreements and Credit Derivatives.  The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.

Forward Currency Contacts.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Short Sales. The Fund may make short sales of securities for risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities.  The Fund may invest in illiquid securities. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.

Securities Lending. The Fund may lend securities with a value up to 33 1/3% of its total assets  (including such loans) to banks, brokers and other financial institutions.

Repurchase Agreements. As temporary investments, the Fund may invest in repurchase agreements. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk.

Temporary Defensive Strategies.  The Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities when the Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security. The Fund may not achieve its investment objective when it does so. The Advisor’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.  Short-term debt investments include U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements, which involve purchases of debt securities, and commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

1940 Act and Tax Diversification Requirements.  The Fund is classified as diversified within the meaning of the 1940 Act, which means that it is must satisfy the 5% and 10% requirements described in item (ii) below with respect to 75% of its total assets.  The Fund’s investments will be limited so as to qualify the Fund as a “regulated investment company” for purposes of Federal tax laws.  Requirements for qualification as a “regulated investment company” include, but are not limited to, limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or (C) the securities of one or more qualified publicly traded partnerships, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies) and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies).  Tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Investment Philosophy

The Advisor believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on the various sub-sectors within the health sciences industry. Within this framework, the Advisor identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences industry as a whole. The Advisor evaluates health sciences sub-sectors (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.). Selection of sub-sectors within the health sciences industry is a result of both the Advisor’s sub-sector analysis, as well as the Advisor’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-sector of the health sciences industry. The Advisor seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Advisor believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.

The Advisor intends to utilize option strategies that consist of writing (selling) covered call options on a portion of the common stocks in the Fund, as well as other option strategies such as writing covered puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to maximize both current income and capital appreciation.

Fundamental Investment Restrictions:

The following investment restrictions are considered fundamental by the Fund, which means that they may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented, or (ii) more than 50% of the outstanding shares).  Under the fundamental investment restrictions, the Fund may not:

(1)	invest 25% or more of the value of its total assets in any single industry (except that the Fund will invest at least 25% of its total assets in the health sciences industry);

(2)
issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(3)	make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

(4)
underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

(5)
purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets;

(6)
or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool.

Non-Fundamental Investment Restrictions:

Any policies of the Fund not described as fundamental in this Prospectus may be changed by its Board without shareholder approval.  Additional investment restrictions adopted by the Fund, which may be changed by the Board without shareholder approval, provide that the Fund may not:

(1)
make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares;

(3)
under normal market conditions, invest less than 80% of its total assets in equity securities of companies engaged in the health sciences and related industries or equity derivatives with exposure to the health sciences industry; the Fund will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Fund unless such change was previously approved by shareholders; or

(4)
issue senior securities or borrow money for investment purposes (other than in connection with hedging transactions, short sales, securities lending, when issued or forward commitment transactions and similar investment strategies).

In addition, to comply with U.S. federal income tax requirements for qualification as a “regulated investment company” (“RIC”), the Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund’s total assets are invested (i) in the securities (other than U.S. Government securities or securities of other RICs) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more qualified publicly traded partnerships and (b) with regard to at least 50% of the Fund’s total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Percentage and Rating Limitations:

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently withdrawn or downgraded to a rating that would have precluded the Fund’s initial investment in such security, or if exceeded as a result of market value fluctuations of the Fund’s portfolio, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.  In determining whether to retain or sell such a security, the Advisor may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

All references to securities ratings by Moody’s and S&P herein shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s and BB+, BB and BB– in the case of S&P). For securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings.

Common Stock Repurchase Program:

On October 26, 2016, the Board approved an open market share repurchase program that allowed the Fund to purchase up to 5% of its outstanding common shares from time to time in open market transactions through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing on December 1, 2017, the Fund may purchase through November 30, 2018, up to 5% of its shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. The amount and timing of any repurchases under the Fund’s share repurchase program will be determined either at the discretion of the Fund’s management or pursuant to predetermined parameters and instructions subject to market conditions.

There is no assurance that the Fund will repurchase common shares in any particular amount. The share repurchase program seeks to enhance shareholder value by purchasing the Fund’s common shares trading at a discount from their NAV per share. For the year ended December 31, 2017, the Fund did not repurchase any shares. For the year ended December 31, 2017 and for the year ended December 31, 2016, shares issued and outstanding remained constant.

Additional Information:

Additional information regarding the foregoing securities, instruments and investment techniques are included in “Portfolio Contents and Techniques” under Item 8 in Part II.

3.a.	Risk Factors:

Industry Concentration Risk. The Fund’s investments will be concentrated in the health sciences and related industries. As a result, the Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries and the Fund itself may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the health sciences industry may have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the health sciences industry will lag behind the performance of other industries or the broader market as a whole.

Health Sciences Industry Risks.  Risks inherent in the health sciences industry include:

Concentration in the Health Sciences Industry.  Companies in the health sciences industry have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the U.S. Food and Drug Administration (“FDA”) for new products can be lengthy, expensive and uncertain as to outcome. Any delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular health sciences industries.

A concentration of investments in any health sciences companies generally may increase the risk and volatility of the Fund’s portfolio. Such volatility is not limited to the health sciences industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the NAV or the price of the Fund’s common shares.

Intense competition exists within and among the health sciences industry, including competition to obtain and sustain proprietary technology protection. Health sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that may be costly and that could result in a company losing an exclusive right to a patent. Competitors of health sciences companies, particularly emerging growth health sciences companies in which the Fund may invest, may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by health sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to the health sciences industry, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. If not repealed, the implementation of the Patient Protection and Affordable Care Act (the “ACA”) may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the health sciences industry, as discussed further below under “Risks Associated with the Implementation or Repeal of the Patient Protection and Affordable Care Act”. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by health sciences companies in which the Fund may invest and may adversely affect the sales and revenues of health sciences companies.

Product development efforts by health sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those health sciences companies.

Certain health sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

All of these factors may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.

Pharmaceutical Sector Risk.The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurances that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Pharmaceutical companies also face challenges posed by the increased presence of counterfeit pharmaceutical products, which may negatively impact revenues and patient confidence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurances that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurances that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk.The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely to continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company’s valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk.Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in the financial results of companies in which the Fund invests.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and HMO subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. Health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The implementation of the ACA and other reforms could materially and adversely affect the manner in which managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits. It is expected that the current presidential administration and U.S. Congress will continue to seek to modify, repeal, or otherwise invalidate all, or certain provisions of, the ACA, despite the recent failed attempt by the U.S. House of Representatives to advance a bill that sought to repeal and replace certain aspects of the ACA, as discussed further below under “Risks Associated with the Implementation or Repeal of the Patient Protection and Affordable Care Act”.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies’ results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk.  Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, the U.S. Department of Agriculture and other governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Any delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that may be costly and that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. If not repealed, the implementation of the ACA may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the health sciences industry. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurances that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

Healthcare Technology Sector Risk.  Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies’ contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurances that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends, in part, upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.

Healthcare Services Sector Risk.  The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.

A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Current economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States as a result of adverse economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company’s revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk.  If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide health sciences industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies’ products and adversely impact their businesses, financial conditions or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

The ACA was enacted into law in the United States in March 2010. In addition to a medical device tax, effective as of January 2013, there are many programs and requirements for which the details have not yet been fully established or consequences not fully understood. In December 2015, Congress passed a two-year suspension of the medical device tax from January 1, 2016 to December 31, 2017. On January 22, 2018, Congress extended the moratorium for an additional two years. It is unclear what healthcare programs and regulations will be ultimately implemented at either the federal or state level, but any changes that may decrease reimbursement for healthcare supplies companies’ products, reduce medical procedure volumes or increase cost containment measures could adversely impact the business of such companies. The U.S. Congress to date has not passed any comprehensive legislation that repeals and/or replaces the ACA. However, in connection with the Tax Cuts and Jobs Act of 2017 signed into law on December 22, 2017, the individual mandate will be eliminated beginning in 2019, as discussed further below under “Risks Associated with the Implementation or Repeal of the Patient Protection and Affordable Care Act.”

Healthcare Facilities Sector Risk.  A healthcare facility’s ability to negotiate favorable contracts with Health Maintenance Organizations (“HMOs”), insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations. The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. It is not clear what impact, if any, the increased obligations on private payers imposed by the health care reform law will have on a healthcare facility’s ability to negotiate reimbursement increases. However, if certain provisions of the ACA are implemented, including the establishment of the exchanges, non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes potentially resulting from the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cash flows.

Healthcare facilities continue to be adversely affected by a high volume of uninsured and underinsured patients, as well as declines in commercial managed care patients. As a result, healthcare facilities continue to experience a high level of uncollectible accounts, and, unless their business mix shifts toward a greater number of insured patients as a result of the ACA or otherwise, the trend of higher co-pays and deductibles reverses, or the economy improves and unemployment rates decline, it is anticipated that this high level of uncollectible accounts will continue or increase. In addition, regardless of whether the ACA is implemented or repealed, healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented aliens who are not permitted to enroll in a health insurance exchange or government health care program.

Healthcare Equipment Sector Risk.  The medical device markets are highly competitive and a healthcare equipment company may be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries. Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company’s products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice, (“DOJ”), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have recently passed or are considering legislation restricting healthcare equipment companies’ interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.

Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk.  Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, in recent years, the health sciences industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.

The health sciences industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows of healthcare distribution companies.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Healthcare REIT Risk.  The health sciences industry is highly regulated, and changes in government regulation and reimbursement can have material adverse consequences on its participants, including REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector (“Healthcare REITs”), some of which may be unintended. The health sciences industry is also highly competitive, and the operators and managers of underlying properties of Healthcare REITs may encounter increased competition for residents and patients, including with respect to the scope and quality of care and services provided, reputation and financial condition, physical appearance of the properties, price and location. If tenants, operators and managers of the underlying properties of Healthcare REITs are unable to successfully compete with other operators and managers by maintaining profitable occupancy and rate levels, their ability to meet their respective obligations to Healthcare REITs may be materially adversely affected. There can be no assurances that future changes in government regulation will not adversely affect the health sciences industry, including seniors housing and healthcare operations, tenants and operators, nor can it be certain that tenants, operators and managers of the underlying properties of Healthcare REITs will achieve and maintain occupancy and rate levels that will enable them to satisfy their obligations to a Healthcare REIT. Any adverse changes in the regulation of the health sciences industry or the competitiveness of the tenants, operators and managers of the underlying properties of Healthcare REITs could have a more pronounced effect on a Healthcare REIT than if it had investments outside the seniors housing and health sciences industry. Regulation of the long-term health sciences industry generally has intensified over time both in the number and type of regulations and in the efforts to enforce those regulations. Federal, state and local laws and regulations affecting the health sciences industry include those relating to, among other things, licensure, conduct of operations, ownership of facilities, addition of facilities and equipment, allowable costs, services, prices for services, qualified beneficiaries, quality of care, patient rights, fraudulent or abusive behavior, and financial and other arrangements that may be entered into by healthcare providers. In addition, changes in enforcement policies by federal and state governments have resulted in an increase in the number of inspections, citations of regulatory deficiencies and other regulatory sanctions, including terminations from the Medicare and Medicaid programs, bars on Medicare and Medicaid payments for new admissions, civil monetary penalties and even criminal penalties. It is not possible to predict the scope of future federal, state and local regulations and legislation, including the Medicare and Medicaid statutes and regulations, or the intensity of enforcement efforts with respect to such regulations and legislation, and any changes in the regulatory framework could have a material adverse effect on the tenants, operators and managers of underlying properties of Healthcare REITs, which, in turn, could have a material adverse effect on Healthcare REITs themselves.

If tenants, operators and managers of underlying properties of Healthcare REITs fail to comply with the extensive laws, regulations and other requirements applicable to their businesses and the operation of properties, they could become ineligible to receive reimbursement from governmental and private third-party payor programs, face bans on admissions of new patients or residents, suffer civil or criminal penalties or be required to make significant changes to their operations. Tenants, operators and managers of underlying properties of Healthcare REITs also could face increased costs related to healthcare regulation, such as the ACA, or be forced to expend considerable resources in responding to an investigation or other enforcement action under applicable laws or regulations. In such event, the results of operations and financial condition of tenants, operators and managers of underlying properties of Healthcare REITs and the results of operations of properties operated or managed by those entities could be adversely affected, which, in turn, could have a material adverse effect on Healthcare REITs.

Certain tenants and operators of underlying properties of Healthcare REITs may rely on reimbursement from third-party payors, including the Medicare and Medicaid programs, for substantially all of their revenues. Federal and state legislators and regulators have adopted or proposed various cost-containment measures that would limit payments to healthcare providers, and budget crises and financial shortfalls have caused states to implement or consider Medicaid rate freezes or cuts. Private third-party payors also have continued their efforts to control healthcare costs. There is no assurance that tenants and operators of underlying properties of Healthcare REITs who currently depend on governmental or private payor reimbursement will be adequately reimbursed for the services they provide. Significant limits by governmental and private third-party payors on the scope of services reimbursed or on reimbursement rates and fees, whether from legislation, administrative actions or private payor efforts, could have a material adverse effect on the liquidity, financial condition and results of operations of certain tenants and operators of underlying properties of Healthcare REITs, which could affect adversely their ability to comply with the terms of leases and have a material adverse effect on Healthcare REITs.

REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with the Implementation or Repeal of the Patient Protection and Affordable Care Act.  In March 2010, the ACA was enacted. The ACA contains a number of provisions that could affect the Fund and its investments over the next several years. These provisions include establishing health insurance exchanges to facilitate the purchase of qualified health plans, expanding Medicaid eligibility, subsidizing insurance premiums and creating requirements and incentives for businesses to provide healthcare benefits. Other provisions contain changes to healthcare fraud and abuse laws and expand the scope of the Federal False Claims Act. The ACA contains numerous other measures that could also affect the Fund. For example, payment modifiers are to be developed that will differentiate payments to physicians under federal healthcare programs based on quality of care. In addition, other provisions authorize voluntary demonstration projects relating to the bundling of payments for episodes of hospital care and the sharing of cost savings achieved under the Medicare program. In October 2011, the Centers for Medicare and Medicaid Services (“CMS”) issued a final rule under the ACA that is intended to allow physicians, hospitals and other health care providers to coordinate care for Medicare beneficiaries through Accountable Care Organizations (“ACOs”). ACOs are entities consisting of healthcare providers and suppliers organized to deliver services to Medicare beneficiaries and eligible to receive a share of any cost savings the entity can achieve by delivering services to those beneficiaries at a cost below a set baseline and with sufficient quality of care.

Many of the ACA’s most significant reforms, such as the establishment of state-based and federally facilitated insurance exchanges that provide a marketplace for eligible individuals and small employers to purchase health care insurance, became effective only recently. On October 1, 2013, individuals began enrolling in health care insurance plans offered under these state-based and federally-facilitated insurance exchanges, notwithstanding significant technical issues in accessing and enrolling in the federal online exchange. Such issues may have delayed or reduced the purchase of health care insurance by uninsured persons. In order to be covered on the effective date of January 1, 2014 individuals were required to enroll and pay their first premium by December 24, 2013, however, extensions were granted on a case by case basis depending on specific circumstances. Uninsured persons who do not enroll in health care insurance plans will be required to pay a penalty to the Internal Revenue Service, unless a hardship exception applied. The patient responsibility costs related to health care plans obtained through the insurance exchanges may be high, and healthcare companies may experience increased bad debt due to patients’ inability to pay for certain services.

The ACA also allows states to expand their Medicaid programs through an increase in the Medicaid eligibility income limit from a state’s current eligibility levels to 133% of the federal poverty level. It remains unclear to what extent states will expand their Medicaid programs by raising the income limit to 133% of the federal poverty level. As a result of these and other uncertainties, it is impossible to predict whether there will be more uninsured patients than anticipated when the ACA was enacted.

The current presidential administration and the majorities of both houses of the U.S. Congress have expressed interest in modifying, repealing, or otherwise invalidating all, or certain provisions of, the ACA. In January 2017, the House and Senate passed a budget resolution that authorizes congressional committees to draft legislation to repeal all or portions of the ACA and permits such legislation to pass with a majority vote in the Senate. Additionally, President Trump, in January 2017, issued an executive order in which he stated that it is his administration’s policy to seek the prompt repeal of the ACA and directed executive departments and federal agencies to waive, defer, grant exemptions from, or delay the implementation of the provisions of the ACA to the maximum extent permitted by law. Despite several attempts, the U.S. Congress to date has not passed any comprehensive legislation that repeals and/or replaces the ACA. However, in connection with the Tax Cuts and Jobs Act of 2017 signed into law on December 22, 2017, the individual mandate will be eliminated beginning in 2019. The repeal of the individual mandate may have an adverse effect on ACA insurance markets and the healthcare sector and lead to further legislative action. Therefore, the impact the current presidential administration and U.S. Congress may have, if any, on the ACA, and any changes will likely take time to unfold and could have an impact on coverage and reimbursement for healthcare items and services covered by plans that were authorized by the ACA.

Additional Risks. Additional risk factors associated with an investment in the Fund are set forth in “Risk Factors” under Item 8 in Part II.  Due to the nature of the Fund’s investment program, the Fund is particularly susceptible to the risks of equities (such as common stock and preferred equity risk), high-yield and distressed securities (“junk bonds”), foreign investing, credit and other derivatives (such as options, credit default swaps and interest rate transactions), currency instruments and counterparty default.

3.b.
The Fund does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.

If the Fund were to utilize leverage, additional information regarding the risks of leverage is contained under “Item 8—Leverage” in Part II.

4.	See Item 8.2, above, and Item 8 in Part II.

5.
The following table sets set forth the high and low market prices for Fund common shares on the NYSE, for each full quarterly period within the Fund’s two most recent fiscal years and each full quarter since the beginning of the Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2018	$37.23	$33.42	$38.56	$35.02	(3.45)%	(4.57)%
December 31, 2017	$37.12	$34.64	$35.70	$34.99	3.98%	(1.00)%
September 30, 2017	$37.63	$34.88	$35.84	$34.34	4.99%	1.51%
June 30, 2017	$36.65	$33.90	$35.26	$33.22	3.94%	2.05%
March 31, 2017	$34.63	$32.34	$33.74	$31.84	2.64%	1.57%
December 31, 2016	$36.18	$30.96	$32.72	$31.09	10.57%	(0.42)%
September 30, 2016	$36.24	$34.24	$34.58	$33.85	4.80%	1.15%
June 30, 2016	$38.10	$34.47	$33.82	$32.33	12.66%	6.62%
March 31, 2016	$39.12	$31.60	$35.59	$30.37	9.92%	4.05%

As of April 26, 2018, the NAV per common share of the Fund was $35.57 and the market price per common share was $35.18, representing a discount to NAV of 1.10%. Common shares of the Fund have historically traded at both a premium and discount to NAV.

See “Repurchase of Common Shares” under Item 8 in Part II for additional information.

6.	Not applicable.

Item 9. Management

1.
BlackRock Advisors, LLC acts as the investment adviser for the Fund.  Pursuant to an investment management agreement between the Advisor and the Fund (the “Investment Management Agreement”), the Fund pays the Advisor a monthly fee at an annual rate of 1.00% of the Fund’s average weekly net assets.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2017.

The Fund is managed by a team of investment professionals comprised of is managed by a team of investment professionals comprised of Erin Xie, PhD, MBA, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock and Christopher Accettella, Director at BlackRock. Messrs. Accettella and McClements and Ms. Xie are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Portfolio Manager	Since	Title and Recent Biography
Erin Xie, PhD, MBA	2005	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006; Senior Vice President of State Street Research & Management from 2001 to 2005.
Kyle G. McClements, CFA	2005	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	2012	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.

Additional information regarding the Board, the Advisor and the portfolio managers, including the portfolio managers’ compensation, other accounts managed and ownership of Fund securities, is included under Item 21, below, and under Item 9, Item 18 and Item 21 in Part II.

State Street Bank and Trust Company provides certain administration and accounting services to the Fund pursuant to an Administration and Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Fund, State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of the Fund’s managed assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Fund.

Certain legal matters will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as counsel to the Fund.

See “Other Service Providers” under Item 9 in Part II for additional information about State Street Bank and Trust Company, the Fund’s other service providers and other matters relevant to the Fund’s management.

2.	Not applicable.

3.	Not applicable.

Item 10. Capital Stock, Long-Term Debt and Other Securities

1.
The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of January 19, 2005, as subsequently amended and restated. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share.

The Fund, acting pursuant to an SEC exemptive order and with the approval of the Board, has adopted a plan (the “Distribution Plan”), consistent with its investment objective and policies to support a level distribution of income, capital gains and/or return of capital. In accordance with the Distribution Plan, the Fund currently distributes the following fixed amount per share on a monthly basis: $0.20 per common share.

The fixed amount distributed per share is subject to change at the discretion of the Board. Under its Distribution Plan, the Fund will distribute all available investment income to its shareholders, consistent with its investment objective and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.  A return of capital distribution may involve a return of the shareholder’s original investment. Shareholders should not assume that the source of a distribution from the Fund is net investment income and should not confuse a return of capital distribution with “dividend yield” or “total return.”  Shareholders who receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that the Fund is distributing net investment income when it is not.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Distribution Plan. The Fund’s total return performance on NAV is presented in its financial highlights table included under Item 4, above.

The Board may amend, suspend or terminate the Distribution Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to Item 8, above, and Item 8 in Part II, below, for a more complete description of the risks applicable to an investment in the Fund.

For additional information about the Fund’s common shares, see Item 10 in Part II.

The Fund does not have any preferred shares outstanding.

2.	See Item 10.1, above, and Item 10 in Part II.

3.	See Item 10.1, above, and Item 10 in Part II.

4.	See “Tax Matters” under Item 10 in Part II.

5.	Outstanding Securities, as of March 31, 2018:

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding (Exclusive of Amount Held by Fund for its Account)

Common Shares, par value $0.001	Unlimited	0	9,297,560

6.	Not applicable.

Item 11. Defaults and Arrears on Senior Securities

Not applicable.

Item 12. Legal Proceedings

Not applicable.

Item 13. Table of Contents of SAI

Not applicable.

Item 14.  Cover Page

Not applicable.

Item 15. Table of Contents

Not applicable.

Item 16. General Information and History

Not applicable.

Item 17.  Investment Objective and Policies

1.	See Item 8.2 and Item 8.3, above, and Item 8 in Part II.

2.	See Item 8.2 and Item 8.3, above, and Item 8 in Part II.

3.	See Item 8.2 and Item 8.3, above, and Item 8 in Part II.

4.	Not applicable.

Item 18. Management

1.	See Item 18 in Part II.

2.	See Item 18 in Part II.

3.	See Item 18 in Part II.

4.	See Item 18 in Part II.

During the Fund’s fiscal year ended December 31, 2017, the Board and the Board’s committees held the following meetings:

Board or Committee	Number of Meetings
Board (Regular Meetings)	7
Board (Special Meetings)	2
Audit Committee	13
Governance and Nominating Committee	4
Compliance Committee	4
Performance Oversight Committee	4
Executive Committee	0

See Item 18 in Part II.

6.	See Item 18 in Part II.

7.
The Board of the Fund currently consists of ten individuals, eight of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Trustees”).  The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”).  The Fund is included in the Closed-End Complex.  The Trustees also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Information relating to each Trustee’s share ownership in the Fund and in the other funds in the BlackRock Fund Complexes that are overseen by the respective Trustee as of December 31, 2017 is set forth in the chart below:

Name of Trustee	Dollar Range of Equity Securities and Share Equivalents in the Fund*	Aggregate Dollar Range of Equity Securities and Share Equivalents Overseen by Trustees in the Family of Registered Investment Companies**
Independent Trustees
Michael J. Castellano	$50,000 - $100,000	over $100,000
Richard E. Cavanagh	$10,001 - $50,000	over $100,000
Cynthia L. Egan	None	$0
Frank J. Fabozzi	$1 - $10,000	over $100,000
R. Glenn Hubbard	$50,001 - $100,000	over $100,000
W. Carl Kester	$10,001 - $50,000	over $100,000
Catherine A. Lynch	$1 - $10,000	$50,001 - $100,000
Karen P. Robards	$10,001 - $50,000	over $100,000
Interested Trustees
John M. Perlowski	None	over $100,000
Robert Fairbairn***	None	over $100,000
_______________
*
Includes share equivalents owned under the deferred compensation plan in the Fund by certain Independent Trustees who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies.

**
The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisor or an affiliate thereof. Includes share equivalents owned under the deferred compensation plan in the funds in the Family of Registered Investment Companies by certain Independent Trustees who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies.

***	Mr. Robert Fairbairn became a Trustee of the Fund on February 16, 2018.

8.	See Item 18 in Part II.

9.	See Item 18 in Part II.

10.	See Item 18 in Part II.

11.	See Item 18 in Part II.

12.	See Item 18 in Part II.

13.
The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Trustee by the Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year.  Messrs. Fairbairn and Perlowski serve without compensation from the Fund because of their affiliation with BlackRock, Inc. (“BlackRock”) and the Advisor.  See Item 18 in Part II for additional information regarding trustee compensation.

Name	Aggregate Compensation from the Fund (Year Ended December 31, 2017)	Aggregate Compensation from the Fund and other BlackRock-Advised Funds in the Closed-End Complex(1) (Most Recently Completed Calendar Year)
Independent Trustees
Michael J. Castellano	$2,901	$310,000 (2)
Richard E. Cavanagh	$3,860	$412,500 (2)
Cynthia L. Egan	$2,737	$292,500 (2)
Frank J. Fabozzi	$3,181	$340,000 (2)
R. Glenn Hubbard	$2,924	$312,500 (2)
W. Carl Kester	$2,901	$310,000 (2)
Catherine A. Lynch	$2,901	$310,000 (2)
Karen P. Robards	$3,883	$415,000 (2)
_______________

(1)
Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2017. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards deferred $93,000, $103,125, $0, $156,250, $40,000, $62,000, and $41,500, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

(2)
Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards is $706,925, $1,196,499, $804,504, $2,099,188, $1,128,563, $66,125, and $849,666, respectively, as of December 31, 2017. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2017.

14.	Not applicable.

15.	See Item 18 in Part II.

16.	See Item 18 in Part II.

17.	See Item 18 in Part II.

Item 19. Control Persons and Principal Holders of Securities

1.	Not applicable.

2.
Unless otherwise indicated, the information set forth below is as of March 31, 2018.  To the Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s outstanding common shares, except as set forth below.

Investor	Address	Common Shares Held†	Common Shares % Held†
Bank of America Corporation	100 N Tryon Street Charlotte, NC 28255	747,721	8.05%
_______________________________________________________
†	The information contained in this table is based on Schedule 13D/13G filings made on or before March 31, 2018.

3.	See Item 19 in Part II.

Item 20. Investment Advisory and Other Services

1.	The table below sets forth information about the total advisory fees, net of any applicable fee waiver, paid by the Fund to the Advisor for the last three fiscal years.

Year Ended December 31,
2017	2016	2015

$3,101,533(1)	$2,766,482(1)	$3,248,903(1)
______________

(1)
The Advisor voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. However, the Advisor does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. Pursuant to these arrangements, the figures in the table above reflect waivers by the Advisor of its fees in the amounts of $7,086, $9,713 and $8,987 for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively.

On December 2, 2016, the Fund and the Advisor entered into the Fee Waiver Agreement, pursuant to which the Advisor has contractually agreed, effective December 2, 2016, to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual advisory fee. The Fee Waiver Agreement is in effect until June 30, 2019 and may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Fund (including by a majority of the Fund’s Independent Trustees). Neither the Advisor nor the Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees of the Fund or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

See Item 9.1, above, and Item 9 and Item 20 in Part II for additional information regarding the Advisor.

2.	See Item 9.1, above, and Item 9 and Item 20 in Part II.

3.	Not applicable.

4.
Effective March 29, 2017, State Street Bank and Trust Company (“State Street”) provides certain administration and accounting services to the Fund pursuant to the Administration Agreement.  The table below shows the amounts paid by the Fund to State Street for the period March 29, 2017 to December 31, 2017 and to BNY Mellon Investment Servicing (US) Inc., the Fund’s previous administrator, for such services for the period January 1, 2017 to March 28, 2017 and the years ended December 31, 2016 and December 1, 2015:

Period March 29, 2017	Period January 1, 2017	Year Ended December 31,
to December 31, 2017	to March 31, 2017	2016	2015

$14,997	$0	$68,462	$56,454
______________

See Item 9.1, above, and Item 9 in Part II for additional information regarding the Administration Agreement.

5.	Not applicable.

6.	See Item 9 in Part II.

7.	See Item 9 in Part II.

8.	Not applicable.

Item 21. Portfolio Managers

1.
The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2017:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Erin Xie, PhD, MBA	3	2	1	0	0	1
	$6.62 Billion	$3.19 Billion	$1.07 Billion	$0	$0	$1.07 Billion

Kyle G. McClements, CFA	9	8	2	0	0	0
	$7.54 Billion	$684.4 Million	$445.7 Million	$0	$0	$0

Christopher Accettella	10	14	0	0	0	0
	$8.82 Billion	$2.41 Billion	$0	$0	$0	$0

Conflicts of Interest. It should be noted that Ms. Xie may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts. See “Portfolio Managers — Potential Material Conflicts of Interest” under Item 21 in Part II.

2.
See Item 21 in Part II for a general overview and description of the structure of, and the method used to determine, the compensation of the portfolio managers. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.  The following sets forth how various components of this compensation structure apply specifically to these portfolio managers as of December 31, 2017.

Discretionary Incentive Compensation.

Ms. Xie

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: MSCI All Country World Index (Net Total Return); MSCI All Country World ex US - Net Return; MSCI All Country World ex US Index (Net TR); MSCI World Health Care; Morningstar Global Large-Cap Blend Equity; Morningstar Foreign Large Blend; LIPPER Options Arbitrage/Opt Strategies Funds; S&P United States MidSmallCap Index; MSCI All Country World Index (Net Total Return); Morningstar US Mid-Cap Equity; Morningstar Mid-Cap Growth;MS Investment Association North America Classification; Morningstar World Stock; MS Investment Association Global Classification; LIPPER Options Arbitrage/Opt Strategies Funds; Morningstar Technology; LIPPER Sector Equity Funds; S&P 500 Index; Russell 3000 HealthCare Index; Citigroup 3-month T-bill Index; Morningstar Sector Equity Healthcare; Morningstar Health Classification; and LIPPER Sector Equity Funds.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Long-Term Incentive Plan Awards.  Messrs. Accettella and McClements and Ms. Xie have unvested long-term incentive awards.

Deferred Compensation Program.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold (which would include these portfolio managers) is eligible to participate in the deferred compensation program.

Incentive Savings Plan.  All of the eligible portfolio managers are eligible to participate in these plans.

3.	As of December 31, 2017, the portfolio managers beneficially own the following dollar ranges of equity securities in the Fund:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Erin Xie, PhD, MBA	$100,001 - $500,000
Kyle G. McClements, CFA	$10,001 - $50,000
Christopher Accettella	$10,001 - $50,000

Item 22. Brokerage Allocation and Other Practices

1.	Information about the brokerage commissions paid by the Fund is set forth in the following table:

For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
December 31, 2017	$ 230,723
December 31, 2016	$ 299,180
December 31, 2015	$ 0

See Item 22 in Part II for additional information about how the Fund effects portfolio transactions.

2.
The Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund and the Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

The Fund has not paid any brokerage commissions to affiliated broker-dealers during the three most recent fiscal years.

Information about the security lending agent fees paid by the Fund to the security lending agent is set forth in the following table:

For the Fiscal Year Ended	Aggregate Security Lending Agent Fees
December 31, 2017	$ 444
December 31, 2016	$ 2,103.80
December 31, 2015	$ 1,196.96

3.	See Item 22 in Part II.

4.	Not applicable.

5.	The Fund held no securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act) as of December 31, 2017.

Item 23. Tax Status

See Item 10.4, above, and “Tax Matters” under Item 10 in Part II.

Item 24. Financial Statements

The Fund’s audited financial statements for the fiscal year ended December 31, 2017 are incorporated by reference herein to the Fund’s annual report filed on Form N-CSR on March 8, 2018.

PART II
ADDITIONAL INFORMATION ABOUT
BLACKROCK HEALTH SCIENCES TRUST

Item 5. Plan of Distribution

The Fund has entered into an amended and restated Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC, an affiliate of the Fund and the Advisor located at 55 East 52nd Street, New York, NY 10055, to provide for distribution of the Fund’s common shares on a reasonable efforts basis through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act, subject to various conditions.  The Distribution Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.  The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement.

Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time issue and sell its common shares through the Distributor to certain broker-dealers which have entered into selected sub-placement agent agreements with the Distributor.  Currently, the Distributor has entered into a sub-placement agent agreement with UBS Securities LLC, pursuant to which the Sub-Placement Agent will be acting as the Distributor’s sub-placement agent with respect to at-the-market offerings of the Fund’s common shares. The Sub-Placement Agent Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part.  The summary of the Sub-Placement Agent Agreement contained herein is qualified by reference to the Sub-Placement Agent Agreement.

Under the Sub-Placement Agent Agreement, upon instructions from the Distributor the Sub-Placement Agent will use its reasonable best efforts to sell, as sub-placement agent, Fund common shares under the terms and subject to the conditions set forth in the Sub-Placement Agent Agreement. The Distributor will instruct the Sub-Placement Agent as to the amount of Fund common shares authorized for sale by the Sub-Placement Agent on any particular day that is a trading day for the exchange on which the Fund’s common shares are listed and primarily trade. The Distributor will also instruct the Sub-Placement Agent not to sell Fund common shares if the sales cannot be effected at or above a price designed by the Distributor, which price will at least be equal to the Minimum Price and which price, may, in the discretion of the Distributor and the Fund, be above the Minimum Price. The Distributor and the Fund may, in their discretion, determine not to authorize sales of the Fund’s common shares on a particular day even if the per share price of the shares is equal to or greater than the Minimum Price. The Fund and the Distributor will have full discretion regarding whether sales of Fund common shares will be authorized on a particular day and, if so, in what amounts. The Fund, the Distributor or the Sub-Placement Agent may suspend a previously authorized offering of Fund common shares upon proper notice and subject to other conditions.

The Sub-Placement Agent will provide written confirmation to the Distributor following the close of trading on a day on which Fund common shares are sold under the Sub-Placement Agent Agreement. Each confirmation will include the number of shares sold, the net proceeds to the Fund and the compensation the Sub-Placement Agent is owed in connection with the sales. There is no guarantee that there will be any sales of the Fund’s common shares pursuant to this Prospectus. Actual sales, if any, of the Fund’s common shares may be greater or less than the most recent market price set forth in this Prospectus, depending on the market price of the Fund’s common shares at the time of any such sale; provided, however, that sales will not be made at less than the Minimum Price.

Settlements of sales of common shares will occur on the second business day following the date on which any such sales are made.

In connection with the sale of common shares on behalf of the Fund, the Distributor may be deemed to be an underwriter within the meaning of the Securities Act, and the compensation of the Distributor may be deemed to be underwriting commissions or discounts.

The offering of the Fund’s common shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all common shares subject thereto or (ii) termination of the Distribution Agreement.  The Fund and the Distributor each have the right to terminate the Distribution Agreement in its discretion upon advance notice to the other party.

The Sub-Placement Agent, its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in BlackRock, Inc., the parent company of the Distributor, and funds advised by the Advisor and its affiliates.  The interests held by employees of the Sub-Placement Agent or its affiliates are not attributable to, and no investment discretion is held by, the Sub-Placement Agent or its affiliates.

The Fund has agreed to indemnify the Distributor and hold the Distributor harmless against certain liabilities, including certain liabilities under the Securities Act, except for any liability to the Fund or its investors to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with the Fund.

Additional information regarding the plan of distribution is set forth under Item 5 in Part I.

Item 8.  Description of the Fund

Portfolio Contents and Techniques

The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in Part I. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein.

Equity Securities.  The Fund invests in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts. Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks.  Because the Fund will ordinarily have exposure to common stocks, the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. As the writer of an option, the Fund would effectively add leverage to its portfolio because, in addition to its managed assets, the Fund would be subject to investment exposure on the value of the assets underlying the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurances, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s options strategy may be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Call Options and Covered Call Writing.  The Fund intends to follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s shareholders.

Over time, as the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Advisor may choose to decrease its use of an options writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Advisor as described above.

The standard contract size for a single option is 100 shares of the common stock.  There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and could be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the 6-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the six-month period. If the stock were to decline in price by 6.6%, the strategy would “break-even” thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor’s downside protection is eliminated and the stock could eventually become worthless.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that under certain circumstances when deemed at the Advisor’s discretion to be in the best interest of the Fund, options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Advisor’s discretion to be in the best interests of the Fund, the Fund may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Put Options.  Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. Put option strategies may produce a higher return than covered call writing, but may involve a higher degree of risk and potential volatility.

The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Advisor, as described above, equal to the exercise price. Unlike a covered call option, the “cover” for a put option “covered” in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the put option is exercised. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Advisor, as described above. A put option purchased to cover a written put option may not necessarily have the same counterparty or expiration date as the written put option; however, the Fund will only use the purchased put option as cover for the written put option until the expiration date of the purchased put option.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.79% or more, the Fund would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Fund. The stock’s price could lose its entire value, in which case the Fund would lose $33.90 ($35.00 minus $1.10).

Options on Indices. The Fund may sell call and put options on stock indices or sectors.  Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index” options.  Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).  The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call or put option.

The Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Fund will cover its obligations when it sells index options. An index option is considered “covered” if the Fund maintains with its custodian or designates on its books and records assets determined to be liquid by the Advisor (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities.  The “cover” for an index option “covered” in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the index option is exercised. An index or sector put option also is “covered” if the Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Advisor as described above. An index or sector call option also is “covered” if the Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Advisor as described above.

Limitation on Options Writing Strategy. The Fund generally writes options that are “out of the money” – in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Fund may also write “in the money” options for defensive or other purposes. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The number of covered call and put options on securities the Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call or put options other than those that are “covered” by the segregation or earmarking of liquid assets or other methods as described above. Furthermore, the Fund’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Preferred Securities. The Fund may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.  Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof – e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities.  Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” or “manufactured” convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Rights and Warrants.  The Fund may participate in rights offerings and may purchase warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.

REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (e.g., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Restricted and Illiquid Securities.  The Fund may invest without limitation in restricted, illiquid or less liquid securities or securities in which no secondary trading market is readily available or which are otherwise illiquid, including private placement securities.

The liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV.  Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

“Restricted securities” are securities that are not registered under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to restrictions on resale, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and thus the valuation of the Fund) may have a subjective element.

Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund may obtain less favorable pricing terms than when it decided to sell the security.

Private Company Investments. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund may enter into private company investments identified by the Advisor or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither the Fund nor the Advisor is affiliated. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

Non-U.S. Securities. The Fund may invest in securities of non-U.S. issuers (“Non-U.S. Securities”).  Subject to the Fund’s investment policies, these securities may be U.S. dollar-denominated or non-U.S. dollar-denominated.  Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced or traded.

Emerging Markets Investments.  The Fund may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries.  Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisor may not be able to sell the Fund’s portfolio securities in amounts and at prices it considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Corporate Bonds.  Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

High Yield Securities (“Junk Bonds”). The Fund may invest in securities rated, at the time of investment, below investment grade quality such as those rated “Ba” or below by Moody’s Investor’s Service, Inc. (“Moody’s”) and “BB” or below by Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch IBCA, Inc. (“Fitch”), or securities comparably rated by other rating agencies or in securities determined by the Advisor to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories.  Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Advisor’ credit analysis than would be the case when the Fund invests in rated securities.

Distressed and Defaulted Securities.  The Fund may invest in securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

U.S. Government Debt Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance.  Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States.

Sovereign Governmental and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Variable and Floating Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floating rate security resets periodically, typically every six months. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

Zero-Coupon Bonds, Step-Ups and Pay-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Pay-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Instruments. The Fund may use structured instruments for investment purposes, for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, for leveraging purposes and, with respect to certain structured instruments. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.

Structured Notes. The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Equity-Linked Notes. Equity-Linked Notes (“ELNs”) are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, ELNs link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on a decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

In particular, the Fund may invest in ELNs as an alternative or complement to its options writing strategy. The features of ELNs described above closely replicate the income and return stream associated with single stock covered call options, and permit the Fund to receive interest income instead of the capital gains treatment that results from the implementation of its options strategy, which the Fund believes may be advantageous in certain circumstances.

Credit Linked Notes. A credit-linked note (“CLN”) is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Event-Linked Securities. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or the entire notional amount of a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Strategic Transactions and Other Management Techniques. Consistent with its investment objective and policies set forth in Part I and in addition to the options strategy discussed above, the Fund may use a variety of other investment management techniques and instruments.  The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques, including derivative instruments that combine features of these instruments (collectively, “Strategic Transactions”).  These Strategic Transactions may be used for duration  management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or, to the extent applicable, to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Fund to use Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Inasmuch as any obligations of the Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Fund and the Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions or policies regarding economic leverage.  See “Risk Factors—Leverage Risk” under Item 8. Additionally, segregated or earmarked liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions.  In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.  See “Risk Factors—Strategic Transactions and Derivatives Risk” under Item 8.

Swaps. The Fund may enter into swap agreements, including interest rate and index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and the Fund will segregate with a custodian or earmark on its books and records an amount of cash or liquid assets having an aggregate NAV at all times at least equal to any accrued but unpaid net amounts owed to a swap counterparty.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. As noted, however, the Fund will deposit in a segregated account, or earmark on its books and records, liquid assets permitted to be so segregated or earmarked by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies (“RICs”) may limit the Fund’s ability to use swap agreements. The regulation of the swap market is undergoing significant change as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). See “Risk Factors—Strategic Transactions and Derivatives Risk—Dodd-Frank Act Risk” under Item 8. It is possible that developments in the swap market, including government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaptions.  A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit Default Swaps.  The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).  The Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty) on a marked-to-market basis (as required by the clearing organization with respect to cleared swaps or as calculated pursuant to requirements of the SEC).  If the Fund is a seller of protection in a credit default swap transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract.  Such designation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio.  Such designation will not limit the Fund’s exposure to loss.

In addition, the credit derivatives market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Fund’s ability to successfully use credit derivatives.

Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

Total Return Swaps.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

 Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be designated by the Fund or earmarked on its books and records. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated or earmarked by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Interest Rate Transactions.  The Fund may enter into interest rate swaps and purchase or sell interest rate caps, floors and collars. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, to the extent applicable, to seek to enhance its return or to seek to increase the Fund’s yield.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors.  Usually payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian or designate on its books and records an amount of cash or liquid assets having an aggregate NAV at all times at least equal to the accrued excess.  If there is a default by the other party to an uncleared interest rate swap transaction, generally the Fund will have contractual remedies pursuant to the agreements related to the transaction.   With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement.  However, there can be no assurances that the clearing organization will satisfy its obligation to the Fund or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders. See “Tax Matters” under Item 10.

Foreign Currency Transactions. The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to common shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in non-U.S. currencies and the income received by the Fund from such securities will be paid in non-U.S. currencies. The Fund also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The Fund may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has the flexibility to engage in such transactions, the Advisor may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also, to the extent applicable, use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Foreign Exchange Transactions.  The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”). Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Fund are considered to constitute hedging transactions.  The Fund may not attempt to hedge any or all of its foreign portfolio positions.

Forward Foreign Currency Contracts.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also, to the extent applicable, use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also, to the extent applicable, purchase forward currency contracts to enhance income when the

Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurances that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account or earmark such cash or liquid assets on its books and records. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Use of Options as Strategic Transactions.  In addition to the options strategy described above, the Fund may also use options as Strategic Transactions

Call Options as Strategic Transactions. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Fund may write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate, or designate on its books and records, liquid assets or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such designation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.  These types of written call options, while described as “uncovered” in this context, are considered “covered” for the purposes of the Fund’s options writing strategy described above.

Put Options as Strategic Transactions. The Fund may purchase put options. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

The Fund also may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by liquid assets segregated or earmarked on the Fund’s books and records. The Fund will receive a premium for writing a put option, which increases the Fund’s return.

The Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Fund will segregate, or designate on its books and records, liquid assets or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such designation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such designation will not limit the Fund’s exposure to loss.

In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

Financial Futures Transactions and Options. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Fund invests to make such hedging appropriate.

Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Fund’s investments being hedged. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Fund intends to purchase a security, the Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g. high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated or designated on its books and records, so that the amount so segregated or earmarked, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged.

Additional Information About Options.  In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any commissions paid by the Fund. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund may purchase and sell exchange-listed options and OTC Options which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.  OTC Options and assets used to cover OTC Options written by the Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Hybrid Securities.  A hybrid security is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid security would be a combination of a bond and a call option on oil. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund’s common shares if the Fund invests in hybrid securities.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds (“ETFs”) and business development companies (“BDCs”), subject to applicable regulatory limits.  As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available equity and/or fixed income securities investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which the Fund may be subject to the extent it employs a leverage strategy. As described in this Prospectus in “Risk Factors” and “Leverage” under Item 8 in Part II, the NAV and market value of securities of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurances that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  The Fund’s use of leverage through reverse repurchase agreements will be subject to the Fund’s policy with respect to the use of leverage.   Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Dollar Roll Transactions. The Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Fund sells a mortgage related security or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments of the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund.

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or, to the extent applicable, to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Fund will also be required to segregate or earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Short sales, even if covered, may represent a form of economic leverage and will create risks.

When-Issued, Delayed Delivery and Forward Commitment Securities.  The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold or renegotiated prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the NAV of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Counterparty Credit Standards. To the extent that the Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Temporary Defensive Positions; Invest-Up Period.  During temporary defensive periods, if the Advisor determines that market conditions warrant, and also during the period in which the net proceeds of this offering of common shares (or preferred shares, should the Fund determine to issue preferred shares in the future) are being invested, the Fund may invest any percentage of its assets without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer), repurchase agreements, obligations of supranational organizations, bank obligations, including U.S. subsidiaries and branches of foreign banks, or other high quality fixed income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.  Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Short-Term Debt Securities. Short-term debt securities are defined to include, without limitation:

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U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the FHA, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the FHLBs, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities.

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Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Mortgage Related Securities.  Mortgage-related securities include:

MBS. Mortgage-backed securities (“MBS”) include structured debt obligations collateralized by pools of commercial (“CMBS”) or residential (“RMBS”) mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities and interests in Real Estate Mortgage Investment Conduits (“REMICs”). The MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in RMBS and CMBS issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Fund may invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Fund invests, the Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Mortgage Pass-Through Securities. Mortgage pass-through securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

RMBS. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances, by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS. The principal U.S. Governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. Government corporation. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). MBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury announced that it would double the size of its commitment to each enterprise under the Senior Preferred

Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements and extended additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. In August 2012, the U.S. Treasury announced a third amendment to the Amended and Restated Senior Preferred Stock Purchase Agreements that replaced the fixed-dividend rate of 10% with a variable dividend structure, in which FNMA and FHLMC would transfer to the U.S. Treasury on a quarterly basis all net profits during that quarter. Each enterprise would also be required to reduce its investment portfolios by 15% rather than the previously established 10% annual reduction.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan did not propose similar significant changes to GNMA, which guarantees payments on mortgage related securities backed by federally insured or guaranteed loans. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly rated mortgage related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Non-Agency RMBS. Non-agency RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurances that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS, which are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages and which are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (i) GNMA, FNMA or FHLMC pass-through certificates, (ii) unsecuritized mortgage loans insured by the FHA or guaranteed by the VA, (iii) unsecuritized conventional mortgages, (iv) other MBS or (v) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. CMO residuals represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Fund may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below A by Moody’s or S&P. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Mortgage Related ABS. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including in some cases mortgage related asset classes, such as home equity loan ABS. Home equity loan ABS are subject to many of the same risks as RMBS, including interest rate risk and prepayment risk.

Mortgage REITs. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the 1940 Act.

Mortgage Related Derivative Instruments. The Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and MBS. The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Net Interest Margin (NIM) Securities. The Fund may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Tiered Index Bonds.  Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

TBA Commitments. The Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including MBS, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “Portfolio Contents and Techniques—When-Issued, Delayed Delivery and Forward Commitment Securities” under Item 8.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  ABS are a form of structured debt obligation. The securitization techniques used for ABS are similar to those used for MBS. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage related securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations.  The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a fund or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Prospectus. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

In addition to the general risks associated with fixed income securities discussed in this prospectus, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Stripped Securities.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

New Products.  The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

Securities Lending.  The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Advisor, including to borrowers affiliated with the Advisor . The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities.  Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Advisor or in registered money market funds advised by the Advisor or its affiliates; such investments are subject to investment risk.

The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, acts as securities lending agent for the Fund, subject to the overall supervision of the Advisor.  BIM administers the lending program in accordance with guidelines approved by the Board.  Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that the Fund engages in securities lending, the Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending.  The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses the Fund bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, the Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

Leverage

The Fund does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.

If the Fund were to use leverage, the use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares.

The Fund’s leveraging strategy may not be successful. See “Risk Factors—Leverage Risk,” below.

If the Fund were to utilize leverage, certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e. for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e. for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

The Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Fund’s limitations on borrowings discussed in Part I of this Prospectus, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

The Fund currently does not intend to borrow money for investment purposes to achieve its investment objective. Additional information about common forms of leverage, such a preferred shares and bank credit facilities, is set forth under Item 10 in this Part II. Additional information about common investment instruments and techniques that have the economic effect of leverage, such as reverse repurchase agreements, dollar rolls and derivatives, is set forth elsewhere in this Item 8.

Risk Factors

The NAV of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

Offering Risk. The provisions of the 1940 Act generally require that the public offering price of an investment company’s common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of an investment company’s common stock (calculated within 48 hours of pricing).  In the offering described in this Prospectus, the Fund may, subject to market conditions, raise additional equity capital by issuing new common shares from time to time in varying amounts at a net price at or above the Fund’s NAV per common share (calculated within 48 hours of pricing). To the extent that Fund shares do not trade at a premium, the Fund may be unable to issue additional shares, and may incur costs associated with setting up and maintaining an “at the market” program without the potential benefits. The offering described in this Prospectus may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments and will increase the asset size of the Fund and thus cause the Fund’s fixed expenses to be spread over a larger asset base. However, the issuance may not necessarily result in an increase to net income for shareholders, which depends on leverage levels, the comparison between book yields on existing assets, available investment opportunities and other factors. The Fund cannot predict whether its common shares will trade in the future at a premium or discount to their NAV per share.  Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.  In no event will shares be issued at a price below the Fund’s NAV per common share (calculated within 48 hours of pricing)  plus any sales commission charged in connection with the offering.

The offering described in this Prospectus entails potential risks to existing common shareholders.  Although the issuance of additional common shares may facilitate a more active market in the Fund’s common shares by increasing the amount of common shares outstanding, the issuance of additional common shares may also have an adverse effect on prices for the Fund’s common shares in the secondary market by increasing the supply of common shares available for sale.  The issuance of additional common shares will dilute the voting power of already outstanding common shares.  If the Fund is unable to invest the proceeds of any such offering in a timely manner in assets with a yield at least equal to that of the current portfolio, the Fund’s earnings per share may decrease.

Investment and Market Discount Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The value of your investment in the Fund will be reduced immediately following the offering by the amount of the sales load and the amount of offering expenses paid by the Fund. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities.  At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.  Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in Non-U.S. Securities.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Dividend Paying Equity Securities Risk. Dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes and are subject to the same interest rate risks as fixed-income securities.  See “–Fixed Income Securities Risks–Interest Rate Risk.”  The Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Smaller Capitalization Company Risk.  Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.

Small and Mid-Cap Stock Risk. The Fund may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Investments in Unseasoned Companies Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

Securities of Smaller and Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Risks Associated with Private Company Investments.  Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. See “—Restricted and Illiquid Securities Risk.”

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Reliance on the Advisor Risk. The Fund may enter into private investments identified by the Advisor, in which case the Fund will be more reliant upon the ability of the Advisor to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Advisor’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund or the Advisor, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Private Debt Securities Risk. Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund invests may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated. See “—Fixed Income Securities Risks” and “—Below Investment Grade Securities (“Junk Bonds”) Risk.”

Affiliation Risk. There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Advisor or its affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

New Issues Risk. “New Issues” are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Growth Stock Risk.  Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Stocks of companies the Advisor believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. If the Advisor’s assessment of the prospects for a company’s earnings growth is wrong, or if the Advisor’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Advisor has placed on it.

Value Stock Risk.  The Advisor may be wrong in its assessment of a company’s value and the stocks the Fund owns may not reach what the Advisor believes are their full values. A particular risk of the Fund’s value stock investments is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Fund’s relative performance may suffer.

Risks Associated with the Fund’s Options Strategy.  The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its options strategy.  Risks that may adversely affect the ability of the Fund to successfully implement its options strategy include the following:

Risks Associated with Options on Securities Generally.    There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its portfolio, the Fund’s ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

If the Fund writes call options on indices or baskets of securities that include securities that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the index or basket appreciates above the exercise price of the option written by the Fund.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Options Risk.  There can be no assurances that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC Options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Options Risk. The Fund may write (sell) unlisted OTC Options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC Options. OTC Options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC Options. The OTC Options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC Options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC Option position.

Index Options Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Options Writing Risk. The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risk. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option.

The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

For additional risks regarding the use of options as Strategic Transactions, see “Strategic Transactions and Derivatives Risk,” below.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral Risk.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination Risk.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt instruments.

Limited Voting Rights Risk.  Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights Risk.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

Trust Preferred Securities Risk.  Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

New Types of Securities Risk.  From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

The Fund may also invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. “Cash-Settled Convertibles” are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. “Manufactured Convertibles” are created by the Advisor or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Advisor may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Advisor may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Advisor believes such a Manufactured Convertible would better promote the Fund’s investment objective than alternative investments. For example, the Advisor may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Warrants Risk.  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risk. The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

REITs Risk.  To the extent that the Fund invests in real estate related investments, including REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code.  No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. For REITs that own healthcare facilities, for example, the physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates.

Restricted and Illiquid Securities Risk. The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.  The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value.  During such periods, some securities could be sold only at arbitrary prices and with substantial losses.  Periods of such market dislocation may occur again at any time.  Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Non-U.S. Securities Risk. The Fund may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Non-U.S. Securities. The Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include seizure or nationalization of foreign deposits. Non-U.S. Securities may trade on days when the Fund’s common shares are not priced or traded.

Rules adopted under the 1940 Act permit the Fund to maintain its Non-U.S. Securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund generally holds its Non-U.S. Securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell Non-U.S. Securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Advisor to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its Non-U.S. Securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.  Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE. Accordingly, the Fund’s Non-U.S. Securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk. The Fund may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier Markets Risk. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the Fund’s shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the net asset value of the Fund’s shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company that operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Trust could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Risk of Investing in China. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurances that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity, and may have an unpredictable impact on the investment activities of the Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Fund.

In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.  Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.

The Renminbi (“RMB”) is not currently a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity in the Fund as capital may become trapped in the PRC. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Fund.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.

The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on the Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practice and those prepared in accordance with international accounting standards.

Risk of Investing through Stock Connects. China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”).  Foreign investment in A-shares on the SSE and SZSE is historically not permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems.  Each license permits investment in A-shares only up to a specified quota.

Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program, as applicable (each, a “Stock Connect” and collectively, the “Stock Connects”). Each Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. The Fund may invest in A-shares through Stock Connects or on such other stock exchanges in China which participate in Stock Connects from time to time. Under Stock Connects, the Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations that require that buy orders for A-shares be rejected once the daily quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the quota).  These limitations may restrict the Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy.  Investment quotas are also subject to change.

Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market ("SZSE Securities") of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject the Fund to a risk of price fluctuations on days where the Chinese market is open, but a Stock Connect is not trading.  Moreover, day (turnaround) trading is not permitted on the A-shares market.  If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1.  Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

The Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Fund is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurances that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. The Fund may be adversely affected as a result of such changes.  Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and the Fund’s ability to achieve its investment objective may be adversely affected.  In addition, the Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions.  Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurances that a liquid market on an exchange will exist for any particular A-share or for any particular time.

Investing in Japan. There are special risks associated with investments in Japan. If the Fund invests in Japan, the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund’s holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of the Fund’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with foreign securities.

Investing in Latin America. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of the Fund’s shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurances can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Investing in Asia-Pacific Countries. In addition to the risks of investing in foreign securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Russia. Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisor may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this Prospectus. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage, as described below, will tend to increase the Fund’s interest rate risk.  The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s common shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk.   Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.  To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors—Below Investment Grade Securities (“Junk Bonds”) Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”).  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. Except as described in Part I, the Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Advisor may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Advisor deems relevant.  Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time.  The Fund may incur costs in seeking to adjust the portfolio average duration or maturity.  There can be no assurances that the Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.  Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under “—Credit Risk,” “—Interest Rate Risk,” “—Prepayment Risk,” “—Inflation Risk” and “—Deflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Below Investment Grade Securities (“Junk Bonds”) Risk.”

Below Investment Grade Securities (“Junk Bonds”) Risk. The Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or unrated but judged to be of comparable quality by the Advisor), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions.  Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risk Associated with Recent Market Events.”

 Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Fund, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities.  On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities.  In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income.  As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.  To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Advisor’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in securities rated in the lower rating categories (rated as low as D or unrated but judged to be of comparable quality by the Advisor).   For these securities, the risks associated with below investment grade instruments are more pronounced.  The Fund may, subject to its investment policies, purchase stressed or distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.  See “—Distressed and Defaulted Securities Risk.”

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.  Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Yield and Ratings Risk.  The yields on certain debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s and S&P, which are described in Appendix A, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Advisor will consider such an event in determining whether the Fund should continue to hold the security.

Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations.  Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on the Advisor’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate.   On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA with a negative outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund.  The Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Insolvency of Issuers of Indebtedness Risk. Various laws enacted for the protection of creditors may apply to indebtedness in which the Fund invests.  The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law.  Insolvency considerations may differ with respect to other issuers.  If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary.  Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurances as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence.  In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency.

The Fund does not anticipate that it will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or subordination.  There can be no assurance, however, as to whether any lending institution or other party from which the Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors.  These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Sovereign Governmental and Supranational Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future. If the Fund were to utilize leverage, the Fund cannot assure you that the use of leverage will result in a higher yield on the common shares.  The Fund’s leveraging strategy may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurances that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Fund may utilize leverage through investment derivatives. See “—Strategic Transactions and Derivatives Risk”.  The use of certain derivatives will require the Fund to segregate assets to cover its obligations. While the segregated assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

If the Fund were to utilize leverage, certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

The Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Fund’s common shares and the returns to the holders of common shares.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s securities may decline significantly.

Defensive Investing Risk. For defensive purposes, the Fund may allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Zero-Coupon Securities Risk.  Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon security, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon securities are more exposed to interest rate risk than shorter term zero-coupon securities. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Fund  accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the U.S. federal income tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero-coupon securities.

In addition to the risks described herein, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Pay-in-Kind Bonds Risk.  The Fund may invest in PIK bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero-coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Structured Investments Risk.  The Fund may invest in structured products, including structured notes, equity-linked notes (“ELNs”) and other types of structured products. Holders of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses.

Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Equity-Linked Notes Risk. ELNs are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk. Additionally, because the Fund may use ELNs as an alternative or complement to its options strategy, the use of ELNs in this manner would expose the Fund to the risk that such ELNs will not perform as anticipated, and the risk that the use of ELNs will expose the Fund to different or additional default and counterparty risk as compared to a similar investment executed in an options strategy.

Credit-Linked Notes Risk. A credit-linked note (“CLN”) is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Event-Linked Securities Risk. Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insured-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act and the Fund’s investment policies and governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including ETFs and BDCs.  The market value of the shares of other investment companies may differ from their NAV.  As an investor in investment companies, including ETFs and BDCs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs and BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Fund may invest may be leveraged.  As a result, the Fund may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Repurchase Agreements Risk. Subject to its investment objective and policies, the Fund may invest in repurchase agreements. Repurchase agreements typically involve the acquisition by the Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to which the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Advisor’s ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. These transactions may involve leverage.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Strategic Transactions and Derivatives Risk. The Fund may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or, to the extent applicable, to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited.  Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments.  The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.  Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on the Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s NAV and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC- mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

In 2015, the SEC proposed rules on the use of derivatives by registered investment companies. If adopted, these rules could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations.  In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk— the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk— the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

•
Liquidity Risk— the risk that certain securities may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC Options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•
Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•
Index Risk— If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•
Volatility Risk— the risk that the Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Fund’s hedging transactions will be effective. The Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

When engaging in a hedging transaction, the Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.  The Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk.  It may not be possible for the Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund from the decline in value of the portfolio positions anticipated as a result of such change.  The Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations.  In addition, it may not be possible to hedge at all against certain risks.

If the Fund invests in a derivative instrument it could lose more than the principal amount invested.  Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

The Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  Although the Advisor seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Fund intends to enter into transactions only with counterparties that the Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract.  However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Fund , or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on any outstanding borrowings or, to the extent applicable, to seek to increase the Fund’s return, the Fund may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions.  In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance.  In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the

OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund  may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. The Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the swaps market could adversely affect the Fund’s ability to successfully use swaps.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged.  The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments.  For example, if the price of the futures contract moves more or less than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities.  To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts.  Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Fund.  As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund.  The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the securities index and general economic or political factors.  In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure.  The correlation between futures contracts on U.S. Government securities and the securities held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater.  The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market.  There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close out a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments in securities.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame.  To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the strategic transaction which is not fully or partially offset by an increase in the value of portfolio securities.  As a result, the Fund’s total return for such period may be less than if it had not engaged in the strategic transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage.  As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has an open position in a financial futures contract.  Because the Fund may engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s common shares, the NAV of the Fund’s common shares will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Advisor may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps Risk. The Fund may enter into currency swaps. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Over-the-Counter Trading Risk.  The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Regulation as a “Commodity Pool”.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Failure of Futures Commission Merchants and Clearing Organizations Risk.  The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations making determinations and providing guidance to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”).  Together, these new regulatory requirements change the Fund’s trading of Covered Swaps.  With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps.  With respect to mandatory exchange trading, the Advisor may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund.  In either scenario, the Advisor and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly.

Additionally, the Regulators have finalized regulations with a phased implementation that may require swap dealers to collect from, and post to, the Fund variation margin (and initial margin, if the Fund exceeds a specified exposure threshold) for uncleared derivatives transactions in certain circumstances. U.S. federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The CFTC and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules.  As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund.  Changing approaches to regulation may have a negative impact on the securities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.  In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Advisor expects.  Whether the Fund achieves its investment objective may depend on, among other things, whether the Advisor correctly forecasts market reactions to this and other legislation.  In the event the Advisor incorrectly forecasts market reaction, the Fund may not achieve its investment objective.

Mortgage Related Securities Risks.  Investing in MBS entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect issuing vehicles and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed income securities. Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage related and other asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Fund could invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Fund invests, the Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

MBS generally are classified as either RMBS or CMBS, each of which are subject to certain specific risks as further described below.

RMBS Risks. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS Risk. MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government. In 2008, the FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event that FHFA, as conservator of, or if it is later appointed as receiver for, FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC, and identified proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC. The impact of such reforms on the markets for MBS is currently unknown. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the Federal Home Loan Banks, and the values of their related securities or obligations.

Non-Agency RMBS Risk. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Borrower Credit Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

RMBS Legal Risk. Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment that such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of RMBS where either the issuer of such RMBS is liable for damages or is unable to enforce payment by the borrower.

In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan. Notwithstanding these protections, an issuer of RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of RMBS could be liable for damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

Mortgage Loan Market Risk. In the recent past, the residential mortgage market in the United States experienced difficulties that adversely affected the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally increased during this period and declines in or flattening of housing values in many housing markets were generally viewed as exacerbating such delinquencies and losses. Borrowers with ARMs are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. The economic downturn experienced in the recent past at the national level, and the more serious economic downturn experienced in the recent past in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans were particularly high, is generally viewed as having contributed to the higher rates of delinquencies and defaults on the residential mortgage loans underlying RMBS during this period. There also can be no assurances that areas of the United States that mostly avoided higher rates of delinquencies and defaults on residential mortgage loans during this period would continue to do so if an economic downturn were to reoccur at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on ARMs. Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have ARMs. Moreover, with respect to hybrid mortgage loans (which are mortgage loans combining fixed and adjustable rate features) after their initial fixed rate period or other adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on sub-prime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

The Fund may acquire RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified and are commonly referred to as “sub-prime” mortgage loans. Sub-prime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Certain categories of RMBS, such as option ARM RMBS and sub-prime RMBS, have been referred to by the financial media as “toxic assets.”

Although the United States economy has been slowly improving in recent years, if the economy of the United States begins to deteriorate again the incidence of mortgage foreclosures, especially sub-prime mortgages, could begin to increase again, which could adversely affect the value of any RMBS owned by the Fund.

Legislation and Regulation Risk. The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to FNMA and FHLMC. This bill could potentially have a material adverse effect on the Fund’s investment program as the bill, among other things, provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In 2007, U.S. Treasury then-Secretary Henry Paulson and HUD then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with sub-prime mortgages facing interest rate increases and increasing payments. The Congressional Research Service reports that HOPE NOW has undertaken an initiative to provide homeowners with free telephone consultations with HUD-approved credit counselors, who can help homeowners contact their lenders and credit counselors to work out a plan to avoid foreclosure. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA ARMs, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full.

In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials and federal and state regulatory agencies to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the investment program of the Fund. Some members of the U.S. Congress have expressed concern that the downturn in the housing market played a role in the rise of late mortgage payments and foreclosures and expressed an expectation that these conditions would lead to increased filings for bankruptcy. The terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•	moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;

•
conversions of ARMs to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;

•	increased scrutiny of mortgage originations (including mortgage loans in which the Fund may own an interest through non-agency RMBS) and foreclosure proceedings;

•	additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and

•
greater relief to homeowners under the U.S. Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans, over a lender’s objections, as the result of a “cramdown,” which decreases the debt’s value to as low as the collateral’s fair market value.

A significant number of loan modifications could result in a significant reduction in cash flows to the holders of the mortgage securities on an ongoing basis. These loan modification programs, as well as future legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans may adversely affect the value of, and the returns on, the assets in which the Fund may invest.

New laws, legislation or other government regulations, including those promulgated in furtherance of a “bailout” or “rescue” plan to address any potential crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of RMBS.

CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificateholder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Fund may not have the right to appoint the directing certificateholder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificateholder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages. Subordinated CMBS are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMO Risk. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

The Fund may also invest in REMICs, which are CMOs that qualify for special tax treatment under the Code and invest in certain mortgages principally secured by interests in real property and other permitted investments.

Credit Risk Associated With Originators and Servicers of Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now or were subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of MBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related MBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency MBS and subordinated security holders.

The servicers of non-agency MBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of MBS described immediately above also may affect the servicing of MBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure. In recent years, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.

MBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of MBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of MBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the MBS and, in the case of senior-subordinated MBS described below, first from distributions that would otherwise be made on the most subordinated MBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurances that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and servicers is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related MBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related MBS).

In some cases, servicers of MBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states’ attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such MBS.

In addition, certain lenders who service and/or issue MBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the SEC. As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage related assets.

Additional Risks of Mortgage Related Securities. Additional risks associated with investments in MBS include:

Interest Rate Risk. In addition to the interest rate risks described above, certain MBS may be subject to additional risks as the rate of interest payable on certain MBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such MBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such MBS.

Structural Risk. Because MBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of properties underlying the mortgage loan pool, the MBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of MBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.

Subordination Risk. MBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain MBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, MBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Prepayment, Extension and Redemption Risks. MBS may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of MBS. This is known as prepayment risk.

Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS. RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related RMBS as an increase in prepayment rates.

Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

MBS also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, MBS may be subject to redemption at the option of the issuer. If a MBS held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Spread Widening Risk. The prices of MBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this Prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Liquidity Risk. The liquidity of MBS varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because MBS have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. Due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Asset-Backed Securities Risk.  ABS involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Fund with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Fund and the Advisor cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Fund. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Some ABS, particularly home equity loan transactions, are subject to interest rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.

CDO Risks. In addition to the general risks associated with fixed income securities discussed in this Prospectus, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. To the extent the Fund makes equity investments in CDOs, and depending on whether these investments are characterized as debt or equity for U.S. federal income tax purposes, these investments may raise additional U.S. federal income tax issues, including (i) those applicable to debt instruments, as described above, (ii) those applicable to a holder of an equity investment in a non-U.S. corporation, as described above in “—Non-U.S. Securities Risk,” and (iii) the risk of material entity-level U.S. federal income tax on income of the CDOs or CLOs that is effectively connected with a U.S. trade or business.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Securities Lending Risk. The Fund may lend securities to financial institutions.  Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program.  Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Short Sales Risk.  Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also recently been instituted in non-U.S. markets in response to increased volatility. In 2010, the SEC adopted amendments to Regulation SHO under the Exchange Act that restrict the ability to engage in short sales at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Risk Associated with Recent Market Events.  Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases could continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s portfolio securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

EMU and Redenomination Risk.  As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk. Events of recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (“EU”) or the European Monetary Union (“EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“BREXIT”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, BREXIT will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The value and risk profile of the Fund’s portfolio could be adversely impacted by the events above. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union (“Article 50”), of the UK’s intention to withdraw from the European Union (the “EU”). In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the EU to negotiate the terms of the UK’s withdrawal from the EU, taking into account the framework for the UK’s future relationship with the EU. In accordance with Article 50 the UK will cease to be a member of the EU from March 30, 2019, absent any agreement between the UK and the EU which results in a change to this date. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by these events has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the EU (“BREXIT Risks”).

BREXIT Risks include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, disruption to regulatory regimes related to the operations of the Fund and the Investment Adviser, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.

In view of these risks and their application to the Investment Adviser and the Fund’s portfolio, prospective investors should take into account the significance of the BREXIT Risks, including the wide ranging and serious nature of these risks, and retain advice as needed, for purposes of evaluating an investment in the Fund. There can be no assurance that the BREXIT Risks will not alter, and alter significantly, the attractiveness of an investment in the Fund by, among other things, giving rise to impediments to the intended implementation of the business strategy of the Fund that would have material effects on performance, including the potential for capital losses, delays, legal and regulatory risk and general uncertainty.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

The Dodd-Frank  Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “Risk Factors—Strategic Transactions and Derivatives Risk—Dodd-Frank Act Risk” under Item 8), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Advisor and the Fund. The Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Advisor and the Fund may be affected by governmental action in ways that are unforeseeable.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Fund, the Advisor and BlackRock, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Fund, the Advisor or BlackRock as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund, the Advisor or BlackRock could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Fund’s ability to meet its investment objectives and may place the Fund at a disadvantage with respect to its competitors.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities to sponsor, invest in or serve as investment manager of certain private investment funds. Because the Federal Reserve currently treats BlackRock as a nonbank subsidiary of The PNC Financial Services Group, Inc. (“PNC”), BlackRock may be required to conform its activities to the requirements of the Volcker Rule. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Fund’s activities with respect to PNC (if any).

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund.  For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss).  If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The current presidential administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for, and in certain instancess has begun to implement, significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

In addition, the recently enacted Tax Cuts and Jobs Act (the ‘‘Act’’) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to ‘‘sunset’’ provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other, changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common shares and their indirect effect on the value of our assets, our common shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our shareholders.

1940 Act Regulation. The Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act.  Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurances that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Potential Conflicts of Interest of the Advisor and Others. BlackRock, the ultimate parent company of the Advisor, and its Affiliates (as defined in “Conflicts of Interest” under Item 20) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, BlackRock and its Affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons.  Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in Item 20 of this Part II, “Conflicts of Interest” in Item 21.1 of Part I and “Potential Material Conflicts of Interest” in Item 21 of this Part II.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents.  The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of the Fund’s investment activities to the Advisor, subject to oversight by the Board.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio.  The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline.  There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities.  Market risk is often greater among certain types of fixed income securities, such as zero-coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity.  As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased.  The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with a similar investment objective and investment strategies.

Valuation Risk. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Additionally, fair valuation processes of certain securities necessarily involve subjective judgments and assumptions about the value of an asset or liability and these judgments and assumptions may ultimately be incorrect.

The Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations for complex or unique financial instruments are not available, the Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments.

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may routinely trade with bid-offer spreads that may be significant. In addition, the Fund may hold loans or privately placed securities for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests applicable to RICs depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

Reliance on the Advisor Risk. The Fund is dependent upon services and resources provided by the Advisor, and therefore the Advisor’s parent, BlackRock.  The Advisor is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisor will allocate a substantial portion of his or her time to the Fund.  The loss of one or more individuals involved with the Advisor could have a material adverse effect on the performance or the continued operation of the Fund.

Reliance on Service Providers Risk. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance.  Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders.  The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems Risk. The Fund is dependent on the Advisor for certain management services as well as back-office functions.  The Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology-related difficulty could harm the performance of the Fund.  Further, failure of the back-office functions of the Advisor to process trades in a timely fashion could prejudice the investment performance of the Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Advisor or the Fund’s service providers could cause significant losses to the Fund.  Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities.  Despite the Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisor’s due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Advisor’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Advisor’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

The Fund’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes and sectors may vary significantly over time based on the Advisor’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The Advisor employs an active approach to the Fund’s investment allocations, but there is no guarantee that the Advisor’s allocation strategy will produce the desired results. The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Fund’s investment policies. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions. The flexibility of the Fund’s investment policies and the discretion granted to the Advisor to invest the Fund’s assets across various segments, classes and geographic regions of the securities markets and in securities with various characteristics means that the Fund’s ability to achieve its investment objective may be more dependent on the success of its Advisor than other investment companies.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Certain Provisions of the Agreement and Declaration of Trust and Bylaws” under Item 10.

Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection for portfolio securities, dividend stability, liquidity, relative demand for and supply of the common shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurances that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the value of the Fund’s assets less accrued liabilities (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of any outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tender offers will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (i) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a RIC under the Code, (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (iii) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurances that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s net assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Item 9. Management

Board of Trustees

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor.  There are ten Trustees.  A majority of the Trustees are Independent Trustees. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under Item 18 in Part II of this Prospectus.

Investment Advisor

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”).

BlackRock is one of the world’s largest publicly-traded investment management firms. As of March 31, 2018, BlackRock’s assets under management were approximately $6.317 trillion.  BlackRock has over 29 years of experience managing closed-end products and, as of March 31, 2018, advised a registered closed-end family of 74 exchange-listed active funds with approximately $46.1 billion in assets.

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (ETFs), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of March 31, 2018, the firm had approximately 13,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.  PNC is BlackRock’s largest shareholder and is an affiliate of BlackRock for 1940 Act purposes.

BlackRock’s Investment Philosophy

The distinguishing feature of BlackRock’s investment management style has been to seek to generate alpha (i.e. risk adjusted returns in excess of market returns) within a risk-controlled framework.  Real-time analysis of a vast array of risk measures allows BlackRock to assess the potential impact of various sector and security strategies on total return.  As a result, BlackRock seeks to add consistent value and limit performance volatility.

BlackRock’s philosophy has not changed since the inception of the firm.  The basis of successful investment performance is research and analysis of sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies are volatile and can produce inconsistent results.

Investment Management Agreement

The Investment Management Agreement between the Fund and the Advisor was approved by the Fund’s Board, including a majority of the Independent Trustees. Certain administrative services are also provided to the Fund by the Advisor pursuant to the Investment Management Agreement between the Fund and the Advisor. The Advisor and its affiliates provide the Fund with administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information (if applicable) in connection with public offerings and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as a merger or consolidation; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services.

The Investment Management Agreement is in effect for a one year term ending June 30, 2018 and will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Fund) or by the Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Investment Management Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part in the performance of its duties or from reckless disregard by the Advisor of its duties under the Investment Management Agreement. The Investment Management Agreement also provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Advisor will devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund. However, the services of the Advisor are not exclusive, and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Expenses

In addition to the fees paid to the Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Other Service Providers

Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities.

The custodian of the assets of the Fund is State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, MA 02111.  The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Computershare Trust Company, N.A., whose principal business address is 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent, dividend disbursing agent and registrar with respect to the common shares.

Deloitte & Touche LLP, whose principal business address is 1700 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm of the Fund and renders an opinion annually on the financial statements of the Fund.

Additional information regarding the Advisor and the Fund’s other service providers is set forth under Item 9 in Part I.

Item 10. Capital Stock, Long-Term Debt and Other Securities

Common Shares

Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. If and whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See “Preferred Shares,” below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. The Fund’s common shares are designed primarily for long-term investors and you should not purchase the shares if you intend to sell them soon after purchase. Because of the possibility that the Fund’s common shares might trade at a discount and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV. See “Repurchase of Common Shares” under Item 8, above. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

Preferred Shares

The Fund does not have any preferred shares outstanding at this time and it has no current intention to issue preferred shares. The Agreement and Declaration of Trust provides that the Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding shares of preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value.

If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a RIC under the Code.

If the Fund issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Any additional offerings of shares, including preferred, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

Although the terms of any preferred shares that the Fund might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Fund’s Agreement and Declaration of Trust, it is likely that any such preferred shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing or other events, as applicable. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such preferred shares would be similar to those stated below.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.  The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.  See “Certain Provisions of the Agreement and Declaration of Trust and Bylaws.”  As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of any preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund.  The terms of any preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to the common shares, while any resale of shares by the Fund would increase that leverage.

Liquidity Feature.  Preferred shares may include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature may require the Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Other Shares

In addition, the Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any preferred shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

Credit Facility

The Fund could also borrow through a credit facility. Pursuant to the requirements of the 1940 Act, the Fund would not be able to declare dividends or make other distributions on common shares or purchase any such common shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to outstanding borrowings is less than 300%. If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that the Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

See “Risk Factors—Leverage Risk” under Item 8, above.

Distributions

The Fund, acting pursuant to an SEC exemptive order and with the approval of the Board, has adopted the Distribution Plan consistent with its investment objective and policies to support a level distribution of income, capital gains and/or return of capital. In accordance with the Distribution Plan, the Fund currently distributes a fixed amount per share on a periodic basis as described in Part I.

Under the Distribution Plan, the Fund distributes all available investment income, including current gains, to its shareholders, consistent with its investment objectives and as required by the Code. If sufficient investment income, including current gains, is not available on a periodic basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.  Shareholders should not assume that the source of a distribution from the Fund is net investment income and should not confuse a return of capital distribution with “dividend yield” or “total return.” Shareholders who receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that the Fund is distributing net investment income when it is not.

Each periodic distribution to shareholders is expected to be at a fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Distribution Plan. The Fund’s total return performance on NAV is presented in its financial highlights table, which is available in the Trust’s shareholder reports every six-months and in Part I. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

The Board may amend, suspend or terminate the Distribution Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. Moreover, certain conditions of the SEC exemptive order permitting the Fund to establish the Distribution Plan require to Board to consider whether the amend, suspend or terminate the Distribution Plan in certain circumstances. The suspension or termination of the Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please see Item 8, above, and Item 8 in Part I for a more complete description of the Fund’s risks.

Additionally,  one condition of the SEC exemptive order permitting the Fund to establish the Distribution Plan has the effect of prohibiting the Fund from engaging in the type of “at-the-market” offerings contemplated by this Prospectus unless the Fund’s annualized distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution declaration date, expressed as a percentage of NAV per share as of such date, is no more than 1 percentage point greater than the Fund’s average annual total return for the 5-year period ending on such date.  Should the Fund not be able to satisfy this condition of the SEC exemptive order as of any applicable measurement date, the Fund would need to suspend its “at-the-market” offerings of common shares until it is able to satisfy this condition.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The final tax characterization of distributions is determined after the fiscal year and is reported in the Fund’s annual report to shareholders and in the Form 1099-DIV delivered to each shareholder for the applicable year; however, the Fund will provide estimated sources and tax characteristics of its distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) throughout the year in accordance with federal securities law requirements and the requirements of the SEC exemptive order permitting the Fund to establish the Distribution Plan. Distributions will be characterized as ordinary income, capital gains and/or return of capital. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital to the extent of the shareholder’s basis in its shares (reducing that basis accordingly), and as capital gain thereafter.

Various factors will affect the level of the Fund’s income, including the asset mix and the Fund’s use of hedging. To permit the Fund to maintain a more stable periodic distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV. The Fund intends to distribute any long-term capital gains not distributed under the Distribution Plan annually.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its periodic distributions at any time and may do so without prior notice to common shareholders. See Item 10.1 in Part I.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan,” below.

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Fund will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), in additional common shares of the Fund. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) or on the Fund’s primary exchange. If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner, to invest the dividend amount in common shares acquired in open-market purchases. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each participant will be held by the Reinvestment Plan Agent on behalf of participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $0.02 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, through the internet at www.computershare.com/blackrock, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. 505000, Louisville, KY 40233. Overnight correspondence should be directed to the Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

Certain Provisions of the Agreement and Declaration of Trust and Bylaws

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee. Additionally, the Fund’s Bylaws contain a voting standard of a majority of the outstanding shares for the election of Trustees in a contested election.

In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

To liquidate the Fund, the Fund’s Agreement and Declaration of Trust, requires the favorable vote of  at least 80% of Trustees.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust and Bylaws on file with the SEC for the full text of these provisions.

The Fund’s Bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Trustees. Notice of any such business or nomination must be in writing, comply with the requirements of the Bylaws and be received by the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting. In the event the Fund moves the date of its annual meeting by more than 25 days from the anniversary of its immediately preceding annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the annual meeting in accordance with the advance notice provisions of the Bylaws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws. Reference should be made to the Bylaws on file with the SEC for the full text of these provisions.

Net Asset Value

The NAV of the Fund’s common shares will be computed based upon the value of the Fund’s portfolio securities and other assets. NAV per common share will be determined as of the close of the regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Fund calculates NAV per common share by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding Fund preferred shares from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

Valuation of securities held by the Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Fund values such security, the prior day’s price will be used, unless the Advisor determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value.  The Fund values fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved  independent third-party pricing services, each in accordance with valuation procedures approved by the Board.  The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions.  Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes.  Odd lots often trade at lower prices than institutional round lots.  The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless the Advisor determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service.  As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.  The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Advisor (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when investors can neither purchase nor sell shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by the Advisor to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Advisor in accordance with procedures approved by the Board. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Advisor believes a market quotation from a broker-dealer or other source is unreliable (e.g. where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Advisor determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Advisor is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Fund’s pricing time.

The Advisor, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of the Advisor, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the BlackRock Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the BlackRock Valuation Committee (or BlackRock Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by the Advisor using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

Tax Matters

The following is a description of U.S. federal income tax consequences generally applicable to a shareholder of holding and disposing of common shares of the Fund. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special provisions of the Code), and the discussions set forth herein do not constitute tax advice. This discussion assumes that investors hold common shares of the Fund as capital assets (generally, for investment). The Fund has not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of holding and disposing of the Fund’s shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Fund.  The Fund has elected to be treated as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its net tax-exempt interest income, if any, and (ii) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurances that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s earnings and profits. Provided that certain holding period and other requirements were met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  In addition, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

The Fund’s Investments.  Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, the Fund will report to its shareholder the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.

Foreign currency gain or loss on foreign currency exchange contracts, non-U.S. dollar-denominated securities contracts, and non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders. The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains or tax-exempt interest, if any) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurances as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.

Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurances as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

In addition, legislation enacted in 2010 and existing guidance issued thereunder requires withholding at a rate of 30% on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common stock of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common stock of the Fund is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common stock of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to stockholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Fund also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

*           *           *

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of common shares.

Item 18. Management

Biographical Information of the Trustees

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor. The Board of the Fund currently consists of ten Trustees, eight of whom are Independent Trustees and two of whom are “interested persons” of the Fund as defined in the 1940 Act (the “Interested Trustees”).

Certain biographical and other information relating to the Trustees and officers of the Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Name, Address1 and Year of Birth	Position(s) Held with Fund	Length of Time Served3	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen4	Public Company and Investment Company Directorships Held During Past Five Years

Independent Trustees2

Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007
Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				75 RICs consisting of 75 Portfolios	None

Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007
Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.
				75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Name, Address1 and Year of Birth	Position(s) Held with Fund	Length of Time Served3	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen4	Public Company and Investment Company Directorships Held During Past Five Years

Michael J. Castellano 1946	Trustee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012 ; Director, CircleBlack Inc. (financial technology company) since 2015.
				75 RICs consisting of 75 Portfolios	None

Cynthia L. Egan 1955	Trustee	Since 2016
Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.
				75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Trustee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.
				75 RICs consisting of 75 Portfolios	None

Name, Address1 and Year of Birth	Position(s) Held with Fund	Length of Time Served3	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen4	Public Company and Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

Name, Address1 and Year of Birth	Position(s) Held with Fund	Length of Time Served3	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen4	Public Company and Investment Company Directorships Held During Past Five Years

W. Carl Kester 1951	Trustee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit,  from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				75 RICs consisting of 75 Portfolios	None

Catherine A. Lynch 1961	Trustee	Since 2016
Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003;  Assistant Treasurer, Episcopal Church of America from 1995 to 1999.
				75 RICs consisting of 75 Portfolios	None

Interested Trustees5

Robert Fairbairn 1965	Trustee	Since 2018
Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.
				128 RICs consisting of 311 Portfolios	None

Name, Address1 and Year of Birth	Position(s) Held with Fund	Length of Time Served3	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen4	Public Company and Investment Company Directorships Held During Past Five Years

John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Trustee since 2014; President and Chief Executive Officer since 2011
Managing Director of BlackRock since 2009; Head of BlackRock Global Fund & Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.
				128 RICs consisting of 311 Portfolios	None

______________________

(1)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)
Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

(3)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(4)
For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex of BlackRock registered open-end funds.

(5)
Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex of BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee  by action of a majority of the Trustees upon a finding of good cause therefor.

Experience, Qualifications and Skills of the Trustees.

The Independent Trustees have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s By-laws. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Fund’s Trustees that support the conclusion that they should serve on the Board.

Trustee	Experience, Qualifications and Skills

Richard E. Cavanagh
Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service.  Mr. Cavanagh’s independence from the Fund and the Advisor enhances his service as Chair of the Board, Chair of the Executive Committee and as a member of the Governance and Nominating Committee (the “Governance Committee”), Compliance Committee and Performance Oversight Committee.

Karen P. Robards
The Board benefits from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robard’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Fund’s investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Board with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Fund, its operations, and the business and regulatory

Trustee	Experience, Qualifications and Skills

issues facing the Fund. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Fund’s Audit Committee. Ms. Robards’s independence from the Fund and the Advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee and Governance Committee.

Michael J. Castellano
The Board benefits from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Mr. Castellano’s independence from the Fund and the Advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Cynthia L. Egan
Ms. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Fund and the Advisor enhances her service as Chair of the Compliance Committee and as a member of the Fund’s Performance Oversight Committee and Governance Committee.

Frank J. Fabozzi
Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations and the business and regulatory issues facing the Fund. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Dr. Fabozzi’s independence from the Fund and the Advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance Committee.

Robert Fairbairn
Mr. Fairbairn is a Senior Managing Director of BlackRock, Inc., who oversees the Strategic Partner Program responsible for the firm’s largest client relationships and the Strategic Product Management Group responsible for the firm’s overall product strategy and product suite.  Mr. Fairbairn is a member of BlackRock’s Global Executive Committee, Global Operating Committee and co-chairs the Human Capital Committee.  From 2012 to 2016, Mr. Fairbairn served as the global head of the Retail and iShares businesses.  Prior to that, he served as head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses.  Mr. Fairbairn also serves as board member for the BlackRock Equity-Bond and the BlackRock Equity-Liquidity mutual fund families.

Trustee	Experience, Qualifications and Skills

R. Glenn Hubbard
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Advisor enhances his service as the Chair of the Governance Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester
The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Dr. Kester’s independence from the Fund and the Advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Catherine A. Lynch
Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments.  Ms. Lynch also holds the designation of Chartered Financial Analyst.  Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of the Fund’s Audit Committee.  Ms. Lynch’s independence from the Fund and the Advisor enhances her service as a member of the Performance Oversight Committee and Governance Committee.

John M. Perlowski
Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund & Accounting Services since 2009, and as President and Chief Executive Officer of the Fund since 2011 provides him with a strong understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Fund’s Executive Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Fund.  The Chair of the Board and the Chief Executive Officer are two different people.  Not only is the Chair of the Board an Independent Trustee, but also the Chair of each Board committee (each, a “Committee”) is an Independent Trustee.  The Board has five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.  The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Trustees meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreement, and if necessary, may hold special meetings before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer

•	allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides an independent spokesman for the Fund.

The Board has engaged the Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer (“CCO”), who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee.  The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Trustees and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee.  The Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Cynthia L. Egan, Frank J. Fabozzi, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Trustees.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Trustees and recommending Board Nominees that are not “interested persons” of the Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Trustee compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Trustees; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Trustees.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Trustees and their tenure on the Board, and the skills, background and experiences of the Trustees in light of the issues facing the Fund in determining whether one or more new Trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Trustees’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to the Fund.

The Governance Committee may consider nominations for Trustees made by the Fund’s shareholders as it deems appropriate. Under the Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Trustee at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting.

The Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Fund has adopted Trustee qualification requirements which can be found in the Fund’s By-laws and are applicable to all Trustees that may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Trustee may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Fund’s By-laws for more details.

A copy of the Governance Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

 Compliance Committee.  The Board has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee.  The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee.  The Board has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

Until March 1, 2016, the Board also had a Leverage Committee. The Leverage Committee was originally formed in March 2008 for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced auction market preferred shares or auction preferred shares (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time. Since the Leverage Committee was established, the BlackRock-Advised Funds have redeemed all of the AMPS outstanding for the Closed-End Complex as of February 2008.

As a result of the reduction of AMPS across the Closed-End Complex, the Board determined to suspend the Leverage Committee effective March 1, 2016. The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a Trustee of the Fund, is provided in “Biographical Information of the Trustees.”

Trustee Share Ownership

As of December 31, 2017, none of the Independent Trustees of the Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of any BlackRock person controlling, controlled by or under common control with BlackRock (including the Distributor) nor did any Independent Trustee of the Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Fund, BlackRock or any affiliate of any BlackRock person controlling, controlled by or under common control with the Fund or BlackRock (including the Distributor).

Trustee Compensation

Each Independent Trustee is paid an annual retainer of $280,000 per year for his or her services as a Trustee of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee and each Trustee may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each member of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. For the year ended December 31, 2017, the Closed-End Complex reimbursed Independent Trustee expenses in an aggregate amount of approximately $69,037. The Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Trustee fees paid by the funds in the Closed-End Complex.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Information Pertaining to the Officers

The executive officers of the Fund (except for John M. Perlowski), their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Information about John M. Perlowski, the Trustee, President and Chief Executive Officer of the Fund can be found under “Biographical Information of the Trustees.” The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as its CCO. The officers of the Fund serve at the pleasure of the Trustees or until their successors have been duly elected and qualified.

Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Since 2014
Anti-Money Laundering Compliance Officer for the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012
Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. since from 2009 to 2017; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

______________________

(1)	The address of each officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex, including the Fund, have also entered into a separate indemnification agreement with the board members of each board of such funds (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to board members who leave that fund’s board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a board member retires from a board; and (iii) in the case of board members who left the board of a fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such fund continues to indemnify the trustee for claims arising out of his or her past service to that fund.

Proxy Voting Policies

The Board has delegated the voting of proxies for the Fund’s securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Fund or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures is included as Appendix B to this Prospectus. Information on how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Advisor have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Item 19. Control Persons and Principal Holders of Securities

As of March 31, 2018, the officers and Trustees of the Fund, as a group, beneficially owned less than 1% of the outstanding common shares of the Fund.

Item 20. Investment Advisory and Other Services

See Item 9, above, and Item 9 and Item 20 in Part I.

Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisor. BlackRock, Inc. and PNC are considered to be affiliated persons of one another under the 1940 Act. Certain activities of the Advisor, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or  investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implement a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts or funds.

In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock or an Affiliate. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients or clients of Affiliates (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide, and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock and/or one or more Affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached. For example, the investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, these principals and employees may have obligations to such other entities or their clients and such obligations to other entities or clients may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Affiliates on an arms-length basis.

To the extent authorized by applicable law, one or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel, which may have an adverse effect on the Fund.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Lending on behalf of the Fund is done by BlackRock Investment Management, LLC (“BIM”), an Affiliate of BlackRock, pursuant to SEC exemptive relief, enabling BIM to act as securities lending agent to, and receive a share of securities lending revenues from, the Fund. An Affiliate will receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro-rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s Risk and Quantitative Analytics Group (“RQA”) calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro-rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund.

As discussed in “Transactions in Portfolio Securities” in Item 22, BlackRock, unless prohibited by applicable law, may cause the Fund or certain accounts to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer.

Subject to applicable law, BlackRock may select brokers (including, without limitation, Affiliates, to the extent permitted by applicable law) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or its Affiliates has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies” under Item 18 in this Part II.

It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of the Fund acquired for their own accounts. A large sale of shares of the Fund by BlackRock or its Affiliates could significantly reduce the market price of the Fund’s common shares or, in the case of a repurchase by the Fund, the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of a sale of shares of the Fund on the Fund and other shareholders in deciding whether to sell its shares.

It is possible that the Fund may invest in securities of, or engage in transactions with, companies with which an Affiliate has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or other interests or in which an Affiliate makes a market. The Fund also may invest in securities of, or engage in transactions with, companies to which an Affiliate provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in Item 10, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock, in accordance with procedures adopted by the Fund’s Board of Trustees. When determining a “fair value price,” BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BlackRock Investments, LLC and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Information about accessing documents on the SEC’s website may be obtained by calling the SEC at (800) SEC-0330.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Fund) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as Authorized Participants of third-party ETFs.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund. This is because the custody arrangements with the Fund’s custodian may have the effect of reducing custody fees when the Fund leave cash balances uninvested. When the Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by the Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock or its Affiliates for the use of the systems. The Fund service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates.

BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.

Present and future activities of BlackRock and its Affiliates, including the Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

Item 21. Portfolio Managers

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.  The following information is as of December 31, 2017.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

See Item 21 in Part I.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will generally be settled in BlackRock common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards – From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program – A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

See Item 9 and Item 21 in Part I for additional information about the Fund’s portfolio managers.

Item 22. Brokerage Allocation and Other Practices

Transactions in Portfolio Securities

Subject to policies established by the Board, BlackRock is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Fund. In return for such services, BlackRock may cause the Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Advisor seeks to obtain the best price and most favorable execution for the Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

BlackRock, unless prohibited by applicable law, may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the 1940 Act.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the investment companies advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

See “Brokerage Allocation and Other Practices” in Item 22 for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objective or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover

While the Fund generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

Item 23. Tax Status

See “Item 10—Tax Matters,” above.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation — A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature of and provisions of the financial obligation, and the promise we impute; and

•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e
Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)
Provisional Ratings. Moody’s will often assign a provisional rating to program ratings or to an issuer or an instrument when the assignment of a definitive rating is subject to the fulfilment of contingencies that are highly likely to be completed. Upon fulfillment of these contingencies, such as finalization of documents and issuance of the securities, the provisional notation is removed. A provisional rating is denoted by placing a (P) in front of the rating.

#
Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR
Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc. — A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA
Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.

D
Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

Closed-End Fund Proxy Voting Policy
July 1, 2017

Closed-End Fund Proxy Voting Policy Procedures Governing Delegation of Proxy Voting to Fund Adviser
Effective Date: July 1, 2017
Applies to the following types of Funds registered under the 1940 Act: ☐ Open-End Mutual Funds (including money market funds) ☐ Money Market Funds Only ☐ iShares ETFs ☒ Closed-End Funds ☐ Other

The Boards of Trustees/Directors (“Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”) (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock. BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines; provided that in the case of securities held by BlackRock closed-end funds that have or propose to adopt classified boards, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.
BlackRock will report on an annual basis to the Directors on (1) all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

Public	Page 1 of 1

Global corporate governance & engagement principles

June 2014

Global corporate governance and engagement principles

Contents
Introduction to BlackRock	2
Philosophy on corporate governance	2
Corporate governance, engagement and voting	3
- Boards and directors	4
- Auditors and audit-related issues	5
- Capital structure, mergers, asset sales and other special transactions	6
- Remuneration and benefits	6
- Social, ethical, and environmental issues	7
- General corporate governance matters	7
BlackRock’s oversight of its corporate governance activities	8
- Oversight	8
- Vote execution	8
- Conflicts management	9
- Voting guidelines	10
- Reporting	11

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Global corporate governance and engagement principles

Introduction to BlackRock
BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.
Philosophy on corporate governance
BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.
Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.
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Global corporate governance and engagement principles

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.
Corporate governance, engagement and voting
We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
►	Boards and directors
►	Auditors and audit-related issues
►	Capital structure, mergers, asset sales and other special transactions
►	Remuneration and benefits
►	Social, ethical and environmental issues
►	General corporate governance matters
At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.
BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
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Global corporate governance and engagement principles

Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
►	establishing an appropriate corporate governance structure;
►	supporting and overseeing management in setting strategy;
►	ensuring the integrity of financial statements;
►	making decisions regarding mergers, acquisitions and disposals;
►	establishing appropriate executive compensation structures; and
►	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
►	current employment at the company or a subsidiary;
►	former employment within the past several years as an executive of the company;
►	providing substantial professional services to the company and/or members of the company’s management;
►	having had a substantial business relationship in the past three years;
►	having, or representing a shareholder with, a substantial shareholding in the company;
►	being an immediate family member of any of the aforementioned; and
►	interlocking directorships.
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Global corporate governance and engagement principles

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.
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Global corporate governance and engagement principles

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.
Remuneration and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.
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Global corporate governance and engagement principles

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Social, ethical, and environmental issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.
BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.
We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
General corporate governance matters
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
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Global corporate governance and engagement principles

BlackRock’s oversight of its corporate governance activities
Oversight
BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.
Vote execution
BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
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Global corporate governance and engagement principles

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.
Conflicts management
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:
►
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

►
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate

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Global corporate governance and engagement principles

Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.
►
BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

►
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

►
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Voting guidelines
The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.
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Global corporate governance and engagement principles

As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting
We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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